UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

Annual Report August 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSACX	FSASX	FSAYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSJCX	FSJSX	FSFYX
Nuveen Strategy Growth Allocation Fund	FSNAX	FSNCX	FSNSX	FSGYX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year. As expected, German Chancellor Angela Merkel won a fourth term in September 2017. That election also saw a far-right party entering Parliament for the first time in almost 60 years.

The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey, Irma, Maria and Nate has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

Keith B. Hembre, CFA and Derek B. Bloom, CFA, are the portfolio managers for the four Funds. They assumed portfolio management responsibilities in December 2013.

The portfolio managers make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Advisory Solutions, a unit of Nuveen Asset Management, LLC. The team is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis. Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month reporting period ended August 31, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2017?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.1% for the U.S. economy in the second quarter of 2017, as measured by the “third” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.4% in August 2017 from 4.9% in August 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended August 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.9% annual gain in July 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.8%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There is no August meeting.) The markets awaited further guidance on the Fed’s plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment, which was first announced following the June 2017 meeting. As detailed after the September 2017 meeting, the balance sheet reduction will begin in October 2017 and is expected to proceed at a predictable and moderate pace to help minimize market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was a source of uncertainty. Markets had been highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, since then, the outlook for President Trump’s signature reforms has weakened. After multiple attempts, health care reform was unable to garner enough Congressional support to pass. Hurricanes Harvey, Irma and Maria caused enormous devastation in Texas, Florida and Puerto Rico, respectively, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (after the close of this reporting period). Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

How did the Funds perform during the twelve-month reporting period ended August 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year and ten-year periods ending August 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

Nuveen Strategy Aggressive Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2017?

The Fund’s Class A Shares at NAV outperformed the Lipper classification average, but underperformed the Morningstar Index for the twelve-month reporting period ended August 31, 2017.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of capital growth. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities, and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

The Fund’s performance was strong leading into early November 2016. Stocks were down significantly the night of the election after Trump’s victory became evident; however, this situation quickly reversed the next day. The upward momentum continued throughout the rest of the reporting period with the equity market, as measured by the S&P 500® Index, hitting all-time highs in August 2017. The Fund’s tactical underweight to U.S. equities was the primary reason for its underperformance versus its Morningstar Index during the reporting period. However, the Fund performed strongly within its Lipper classification average during the reporting period. Part of the reason for the Fund’s strong peer ranking can be attributed to its higher equity allocation relative to other funds in the Lipper group, including an overweight to developed international stocks. Performance also benefited from favorable security selection, particularly by managers in the Fund’s domestic large-cap equity portfolio.

During the reporting period, the Fund tactically used U.S. Treasury futures and additional equity and currency futures to adjust its allocation to interest rate exposure, equity investments and currency exposure, respectively. The equity and treasury futures contracts had a positive impact on performance, while the currency futures contracts had a small positive impact on performance. The aggregate impact of all futures contracts on Fund performance was positive during the reporting period.

6	NUVEEN

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2017?

In an effort to achieve its objective of providing a high level of capital growth, the majority of the Nuveen Strategy Aggressive Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Aggressive Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Short Term Bond Fund	12.2%
Nuveen Dividend Value Fund	10.4%
Nuveen International Growth Fund	8.6%
Nuveen NWQ International Value Fund	8.4%
Nuveen Large Cap Select Fund	5.6%

We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an overweight to the U.S. dollar. After the post-election spike in the U.S. dollar, however, we sold the Fund’s long U.S. Dollar Index (DXY) futures position at a significant gain. Shortly thereafter and based on weakness in the U.S. dollar, we re-established a modest long position in DXY futures.

For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments on an opportunistic basis. After the election in November 2016, U.S. small-cap stocks significantly outperformed U.S. large-cap stocks. We took this opportunity to further underweight small-cap stocks and add exposure to large-cap stocks, while keeping the Fund’s overall equity exposure unchanged. Subsequently, large-cap stocks materially outperformed small-cap stocks, which caused us to reverse this trade to lock in tactical gains. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

During the reporting period, we also implemented tactical positions in U.S. equities using S&P 500® Index (SPX) call options. With the CBOE Volatility Index (VIX) near all-time lows in May 2017 and the market forecasting a dramatic increase in implied volatility going forward, we implemented a spread trade to try to benefit from the difference by selling December 2500 SPX calls and buying August 2450 SPX calls. After the S&P 500® Index continued to increase through early August 2017, we decided to sell the August 2450 calls for a profit. Shortly thereafter, the index decreased notably and we were able to buy back the December 2500 SPX calls at a much lower price, closing out the positions in the process and resulting in a successful trade that benefited the Fund’s performance.

We kept the Fund’s overall allocation to international equities largely unchanged; however, we made a couple of small tactical changes within the segment. After the post-election equity spike in the U.S. and the significant drop in emerging markets, we reduced the Fund’s underweight to this segment through the use of Mini MSCI Emerging Markets Index futures and increased the Fund’s short position in U.S. small caps, while keeping overall equity exposure unchanged. After the initial post-election decline, emerging market equities recovered significantly. Upon further strengthening in emerging markets, we realized gains in our tactical positioning by shifting out of emerging markets and into international developed markets through the use of Mini MSCI EAFE Index futures. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging markets.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income, while maintaining an underweight position in core fixed income. We also changed the Fund’s Treasury inflation-protected securities (TIPS) allocation from an underweight position to neutral. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds. Also,

NUVEEN	7

Portfolio Managers’ Comments (continued)

during the reporting period, proceeds from the closing of the Nuveen Tactical Market Opportunities Fund were reallocated to the Nuveen Short Term Bond Fund, subsequently increasing the Fund’s allocation to fixed income.

In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund.

The Fund began the reporting period with a small overweight position in commodities, which consisted entirely of a position in the United States Natural Gas Fund LP (UNG) as part of an option overwrite strategy. After natural gas prices spiked in late 2016, we sold our holdings in UNG, which resulted in a significant positive contribution to the Fund’s performance. Following the sale, the Fund’s allocation to commodities shifted to neutral and remained there for the rest of the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Balanced Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2017?

The Fund’s Class A Shares at NAV underperformed the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2017.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth and current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities, and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

The Fund’s performance was strong leading into early November 2016. Stocks were down significantly the night of the election after Trump’s victory became evident; however, this situation quickly reversed the next day. The upward momentum continued throughout the rest of the reporting period with the equity market, as measured by the S&P 500® Index, hitting all-time highs in August 2017. The Fund’s tactical underweight to U.S. equities was the primary reason for its underperformance versus its Morningstar Index during the reporting period. However, this was partially offset by manager selection and the outperformance of underlying funds, particularly in the Fund’s domestic large-cap equity portfolio. Additionally, a tactical overweight to developed international equities was successful and attributed positively to the Fund’s performance.

While the Fund’s results did not keep pace with the Lipper classification average, the shortfall was primarily the result of an underweight to domestic equities relative to the funds in the Lipper category. The positioning of the Fund’s Lipper peers has generally been beneficial, given the significant performance advantage of U.S. markets over the past few years. However, we expect volatility levels in the U.S. to trend higher throughout the remainder of 2017 because of policy uncertainty and the likelihood that the Fed will continue to tighten monetary policy. As a result, we have maintained the Fund’s modestly higher foreign exposure.

During the reporting period, the Fund tactically used U.S. Treasury futures and additional equity and currency futures to adjust its allocation to interest rate exposure, equity investments, and currency exposure, respectively. The treasury futures contracts had a positive impact on performance, while the currency futures contracts had a small positive impact on performance. The equity futures contracts had a negative impact on performance. The aggregate impact of all futures contracts on Fund performance was negative during the reporting period.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2017?

In an effort to achieve its objective of providing both capital growth and current income, the majority of the Nuveen Strategy Balanced Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance

8	NUVEEN

relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Balanced Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	13.5%
Nuveen Short Term Bond Fund	13.0%
Nuveen High Yield Municipal Bond Fund	6.5%
Nuveen Dividend Value Fund	6.2%
Nuveen International Growth Fund	5.2%

We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an overweight to the U.S. dollar. After the post-election spike in the U.S. dollar, however, we sold the Fund’s long U.S. Dollar Index (DXY) futures position at a significant gain. Shortly thereafter and based on weakness in the U.S. dollar, we re-established a modest long position in DXY futures.

For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments on an opportunistic basis. After the election in November 2016, U.S. small-cap stocks significantly outperformed U.S. large-cap stocks. We took this opportunity to further underweight small-cap stocks and add exposure to large-cap stocks, while keeping the Fund’s overall equity exposure unchanged. Subsequently, large-cap stocks materially outperformed small-cap stocks, which caused us to reverse this trade to lock in tactical gains. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

During the reporting period, we also implemented tactical positions in U.S. equities using S&P 500® Index (SPX) call options. With the CBOE Volatility Index (VIX) near all-time lows in May and the market forecasting a dramatic increase in implied volatility going forward, we implemented a spread trade to try to benefit from the difference by selling December 2500 SPX calls and buying August 2450 SPX calls. After the S&P 500® Index continued to increase through early August 2017, we decided to sell the August 2450 calls for a large profit. Shortly thereafter, the index decreased notably and we were able to buy back the December 2500 SPX calls at a much lower price, closing out the positions in the process and resulting in a successful trade that benefited the Fund’s performance.

We kept the Fund’s overall allocation to international equities largely unchanged; however, we made a couple of small tactical changes within the segment. After the post-election equity spike in the U.S. and the significant drop in emerging markets, we reduced the Fund’s underweight to this segment through the use of Mini MSCI Emerging Markets Index futures and increased the Fund’s short position in U.S. small caps, while keeping overall equity exposure unchanged. After the initial post-election decline, emerging market equities recovered significantly. Upon further strengthening in emerging markets, we realized gains in our tactical positioning by shifting out of emerging markets and into international developed markets through the use of Mini MSCI EAFE Index futures. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging markets.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income, while maintaining an underweight position in core fixed income. We also changed the Fund’s Treasury inflation-protected securities (TIPS) allocation from an underweight position to neutral. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds. Also, during the reporting period, proceeds from the closing of the Nuveen Tactical Market Opportunities Fund were reallocated to the Nuveen Short Term Bond Fund, subsequently increasing the Fund’s allocation to fixed income.

In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund.

NUVEEN	9

Portfolio Managers’ Comments (continued)

The Fund began the reporting period with a small overweight position in commodities, which consisted entirely of a position in the United States Natural Gas Fund LP (UNG) as part of an option overwrite strategy. After natural gas prices spiked in late 2016, we sold our holdings in UNG, which resulted in a significant positive contribution to the Fund’s performance. Following the sale, the Fund’s allocation to commodities shifted to neutral and remained there for the rest of the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Conservative Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2017?

The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2017.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of current income consistent with limited risk to capital. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 70% allocated to fixed income and commodities, and 30% equity funds and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

The Fund’s performance was strong leading into early November 2016. Stocks were down significantly the night of the election after Trump’s victory became evident; however, this situation quickly reversed the next day. The upward momentum continued throughout the rest of the reporting period with the equity market, as measured by the S&P 500® Index, hitting all-time highs in August 2017. The Fund’s tactical underweight to U.S. equities was the primary reason for its underperformance versus its Morningstar Index during the reporting period. However, this was partially offset by manager selection and the outperformance of underlying funds, particularly in the Fund’s domestic large-cap equity portfolio. In addition, the Fund’s tactical underweight allocation to core fixed income, as well as strong returns from our underlying fixed income funds, added to performance.

While the Fund’s results did not keep pace with the Lipper classification average, the shortfall was primarily the result of an underweight to domestic equities relative to the funds in the Lipper category. The positioning of the Fund’s Lipper peers has generally been beneficial, given the significant performance advantage of U.S. markets over the past few years. However, we expect volatility levels in the U.S. to trend higher throughout the remainder of 2017 because of policy uncertainty and the likelihood that the Fed will continue to tighten monetary policy. As a result, we have maintained the Fund’s modestly higher foreign exposure.

During the reporting period, the Fund tactically used U.S. Treasury futures and additional equity and currency futures to adjust its allocation to interest rate exposure, equity investments, and currency exposure, respectively. The treasury futures contracts had a positive impact on performance, while the currency futures contracts had a small positive impact on performance. The equity futures contracts had a negative impact on performance. The aggregate impact of all futures contracts on Fund performance was negative during the reporting period.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2017?

In an effort to achieve its objective of providing a high level of current income with limited risk to capital, the majority of the Nuveen Strategy Conservative Allocation Fund continued to be positioned in fixed income securities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

10	NUVEEN

At the end of the reporting period, the Nuveen Strategy Conservative Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	21.5%
Nuveen Short Term Bond Fund	17.2%
Nuveen Core Plus Bond Fund	9.7%
Nuveen Inflation Protected Securities Fund	6.3%
Nuveen High Yield Municipal Bond Fund	5.5%

We maintained the Fund’s overall portfolio allocations during the reporting period. Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income, while maintaining an underweight position in core fixed income. We also changed the Fund’s Treasury inflation-protected securities (TIPS) allocation from an underweight position to neutral. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds. Also, during the reporting period, proceeds from the closing of the Nuveen Tactical Market Opportunities Fund were reallocated to the Nuveen Short Term Bond Fund, subsequently increasing the Fund’s allocation to fixed income.

Several of our other themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an overweight to the U.S. dollar. After the post-election spike in the U.S. dollar, however, we sold the Fund’s long U.S. Dollar Index (DXY) futures position at a significant gain. Shortly thereafter and based on weakness in the U.S. dollar, we re-established a modest long position in DXY futures.

For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments on an opportunistic basis. After the election in November 2016, U.S. small-cap stocks significantly outperformed U.S. large-cap stocks. We took this opportunity to further underweight small-cap stocks and add exposure to large-cap stocks, while keeping the Fund’s overall equity exposure unchanged. Subsequently, large-cap stocks materially outperformed small-cap stocks, which caused us to reverse this trade to lock in tactical gains. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

During the reporting period, we also implemented tactical positions in U.S. equities using S&P 500® Index (SPX) call options. With the CBOE Volatility Index (VIX) near all-time lows in May 2017 and the market forecasting a dramatic increase in implied volatility going forward, we implemented a spread trade to try to benefit from the difference by selling December 2500 SPX calls and buying August 2450 SPX calls. After the S&P 500® Index continued to increase through early August, we decided to sell the August 2450 calls for a large profit. Shortly thereafter, the index decreased notably and we were able to buy back the December 2500 SPX calls at a much lower price, closing out the positions in the process and resulting in a successful trade that benefited the Fund’s performance.

We kept the Fund’s overall allocation to international equities largely unchanged; however, we made a couple of small tactical changes within the segment. After the post-election equity spike in the U.S. and the significant drop in emerging markets, we reduced the Fund’s underweight to this segment through the use of Mini MSCI Emerging Markets Index futures and increased the Fund’s short position in U.S. small caps, while keeping overall equity exposure unchanged. After the initial post-election decline, emerging market equities recovered significantly. Upon further strengthening in emerging markets, we realized gains in our tactical positioning by shifting out of emerging markets and into international developed markets through the use of Mini MSCI EAFE Index futures. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging markets.

The Fund began the reporting period with a small overweight position in commodities, which consisted entirely of a position in the United States Natural Gas Fund LP (UNG) as part of an option overwrite strategy. After natural gas prices spiked in late 2016, we sold our holdings in UNG, which resulted in a significant positive contribution to the Fund’s performance. Following the sale, the Fund’s allocation to commodities shifted to neutral and remained there for the rest of the reporting period.

NUVEEN	11

Portfolio Managers’ Comments (continued)

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2017?

The Fund’s Class A Shares at NAV outperformed the Lipper classification average, but underperformed the Morningstar Index for the twelve-month reporting period ended August 31, 2017.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth with a moderate level of current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities, and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

The Fund’s performance was strong leading into early November 2016. Stocks were down significantly the night of the election after Trump’s victory became evident; however, this situation quickly reversed the next day. The upward momentum continued throughout the rest of the reporting period with the equity market, as measured by the S&P 500® Index, hitting all-time highs in August 2017. The Fund’s tactical underweight to U.S. equities was the primary reason for its underperformance versus its Morningstar Index during the reporting period. However, the Fund performed well within its Lipper classification average during the reporting period. Part of the reason for the Fund’s favorable peer ranking can be attributed to its higher equity allocation relative to other funds in the Lipper group, including an overweight to developed international stocks. Performance also benefited from favorable security selection, particularly by managers in the Fund’s domestic large-cap equity portfolio.

During the reporting period, the Fund tactically used U.S. Treasury futures and additional equity and currency futures to adjust its allocation to interest rate exposure, equity investments, and currency exposure, respectively. The treasury futures contracts had a positive impact on performance, while the currency futures contracts had a small positive impact on performance. The equity futures contracts had a small negative impact on performance. The aggregate impact of all futures contracts on Fund performance was a small positive during the reporting period.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2017?

In an effort to achieve its objective of providing capital growth with a moderate level of current income, the majority of the Nuveen Strategy Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Short Term Bond Fund	10.9%
Nuveen Dividend Value Fund	8.9%
Nuveen Large Cap Select Fund	6.5%
Nuveen High Yield Municipal Bond Fund	6.3%
Nuveen International Growth Fund	6.0%

We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an overweight to the U.S. dollar. After the post-election spike in the U.S. dollar, however, we sold the Fund’s long U.S. Dollar Index (DXY) futures position at a significant gain. Shortly thereafter and based on weakness in the U.S. dollar, we re-established a modest long position in DXY futures.

12	NUVEEN

For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments on an opportunistic basis. After the election in November 2016, U.S. small-cap stocks significantly outperformed U.S. large-cap stocks. We took this opportunity to further underweight small-cap stocks and add exposure to large-cap stocks, while keeping the Fund’s overall equity exposure unchanged. Subsequently, large-cap stocks materially outperformed small-cap stocks, which caused us to reverse this trade to lock in tactical gains. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

During the reporting period, we also implemented tactical positions in U.S. equities using S&P 500® Index (SPX) call options. With the CBOE Volatility Index (VIX) near all-time lows in May and the market forecasting a dramatic increase in implied volatility going forward, we implemented a spread trade to try to benefit from the difference by selling December 2500 SPX calls and buying August 2450 SPX calls. After the S&P 500® Index continued to increase through early August 2017, we decided to sell the August 2450 calls for a large profit. Shortly thereafter, the index decreased notably and we were able to buy back the December 2500 SPX calls at a much lower price, closing out the positions in the process and resulting in a successful trade that benefited the Fund’s performance.

We kept the Fund’s overall allocation to international equities largely unchanged; however, we made a couple of small tactical changes within the segment. After the post-election equity spike in the U.S. and the significant drop in emerging markets, we reduced the Fund’s underweight to this segment through the use of Mini MSCI Emerging Markets Index futures and increased the Fund’s short position in U.S. small caps, while keeping overall equity exposure unchanged. After the initial post-election decline, emerging market equities recovered significantly. Upon further strengthening in emerging markets, we realized gains in our tactical positioning by shifting out of emerging markets and into international developed markets through the use of Mini MSCI EAFE Index futures. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging markets.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income, while maintaining an underweight position in core fixed income. We also changed the Fund’s Treasury inflation-protected securities (TIPS) allocation from an underweight position to neutral. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds. Also, during the reporting period, proceeds from the closing of the Nuveen Tactical Market Opportunities Fund were reallocated to the Nuveen Short Term Bond Fund, subsequently increasing the Fund’s allocation to fixed income.

In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund.

The Fund began the reporting period with a small overweight position in commodities, which consisted entirely of a position in the United States Natural Gas Fund LP (UNG) as part of an option overwrite strategy. After natural gas prices spiked in late 2016, we sold our holdings in UNG, which resulted in a significant positive contribution to the Fund’s performance. Following the sale, the Fund’s allocation to commodities shifted to neutral and remained there for the rest of the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

NUVEEN	13

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Dividend Information

Nuveen Strategy Conservative Allocation Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects the Fund’s past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, it may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. During the current fiscal year, the Fund’s total income distributions exceeded the actual amount of net income for tax purposes. As a result, a portion of the Fund’s fiscal year distributions have been deemed to be a return of capital, which is identified in the table below.

Nuveen Strategy Conservative Allocation Fund – Data as of August 31, 2017

		Percentage of the Distribution			Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FSFIX	98.2%	0.0%	1.8%	$0.4052	$0.3978	$0.0000	$0.0074
Class C	FSJCX	97.7%	0.0%	2.3%	$0.3197	$0.3123	$0.0000	$0.0074
Class R3	FSJSX	98.0%	0.0%	2.0%	$0.3752	$0.3678	$0.0000	$0.0074
Class I	FSFYX	98.3%	0.0%	1.7%	$0.4302	$0.4228	$0.0000	$0.0074

14	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.12%	9.38%	4.88%
Class A Shares at maximum Offering Price	6.64%	8.09%	4.27%
Morningstar Aggressive Target Risk Index	15.96%	11.02%	5.91%
Lipper Flexible Portfolio Funds Classification Average	8.79%	5.95%	4.35%

Class C Shares	12.38%	8.57%	4.11%
Class R3 Shares	12.94%	9.11%	4.63%
Class I Shares	13.42%	9.65%	5.14%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.30%	9.37%	4.66%
Class A Shares at maximum Offering Price	8.64%	8.08%	4.05%
Class C Shares	14.34%	8.55%	3.88%
Class R3 Shares	14.92%	9.09%	4.40%
Class I Shares	15.52%	9.63%	4.92%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.53%	2.28%	1.78%	1.28%
Net Expense Ratios*	1.38%	2.13%	1.63%	1.13%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.88%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

16	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.92%	6.88%	4.73%
Class A Shares at maximum Offering Price	1.71%	5.62%	4.11%
Morningstar Moderate Target Risk Index	10.09%	7.61%	5.58%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	8.97%	7.02%	4.70%

Class C Shares	7.08%	6.08%	3.95%
Class R3 Shares	7.56%	6.61%	4.46%
Class I Shares	8.21%	7.16%	4.99%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	8.82%	6.72%	4.50%
Class A Shares at maximum Offering Price	2.55%	5.47%	3.88%
Class C Shares	7.97%	5.92%	3.71%
Class R3 Shares	8.57%	6.47%	4.23%
Class I Shares	9.01%	6.98%	4.75%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.33%	2.08%	1.58%	1.08%
Net Expense Ratios*	1.29%	2.04%	1.54%	1.04%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.79%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

18	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.33%	4.36%	4.42%
Class A Shares at maximum Offering Price	(0.69)%	3.13%	3.80%
Morningstar Moderately Conservative Target Risk Index	6.92%	5.63%	5.05%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	5.75%	4.74%	4.16%

Class C Shares	4.56%	3.59%	3.64%
Class R3 Shares	5.06%	4.11%	4.16%
Class I Shares	5.66%	4.62%	4.69%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.51%	4.15%	4.24%
Class A Shares at maximum Offering Price	(0.52)%	2.92%	3.63%
Class C Shares	4.65%	3.36%	3.46%
Class R3 Shares	5.24%	3.89%	3.98%
Class I Shares	5.66%	4.41%	4.49%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.24%	1.99%	1.49%	0.99%
Net Expense Ratios*	1.18%	1.93%	1.43%	0.93%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.68%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	11.23%	8.45%	5.03%
Class A Shares at maximum Offering Price	4.84%	7.18%	4.41%
Morningstar Moderately Aggressive Target Risk Index	13.52%	9.56%	5.85%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	10.93%	8.69%	5.05%

Class C Shares	10.46%	7.65%	4.25%
Class R3 Shares	11.02%	8.18%	4.77%
Class I Shares	11.62%	8.73%	5.30%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	12.86%	8.41%	4.82%
Class A Shares at maximum Offering Price	6.39%	7.13%	4.21%
Class C Shares	11.94%	7.60%	4.04%
Class R3 Shares	12.49%	8.14%	4.55%
Class I Shares	13.15%	8.69%	5.08%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.44%	2.19%	1.69%	1.19%
Net Expense Ratios*	1.35%	2.10%	1.60%	1.10%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.85%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

22	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Holding

Summaries as of August 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Strategy Aggressive Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	76.5%
Affiliated Fixed Income Funds	20.5%
Money Market Funds	0.8%
U.S. Government and Agency Obligations	2.5%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	10.4%	14.25%
Nuveen International Growth Fund (Class R6)	8.6%	19.43%
Nuveen Large Cap Core Fund (Class R6)	4.1%	16.81%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	3.1%	22.33%
Nuveen Large Cap Select Fund (Class I)	5.6%	22.82%
Nuveen Large Cap Value Fund (Class R6)	4.5%	16.02%
Nuveen NWQ International Value Fund (Class I)	8.4%	13.19%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.1%	12.77%
Nuveen Real Asset Income Fund (Class R6)	1.1%	7.28%
Nuveen Real Estate Securities Fund (Class R6)	2.0%	(0.74)%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3.1%	12.38%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Growth Opportunities Fund (Class R6)	3.4%	13.30%
Nuveen Small Cap Select Fund (Class I)	0.8%	10.43%
Nuveen Small Cap Value Fund (Class R6)	3.4%	10.36%
Nuveen Symphony International Equity Fund (Class I)	3.6%	23.44%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.1%	18.88%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	4.1%	11.39%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.1%	22.31%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	3.3%	0.09%
Nuveen High Yield Municipal Bond Fund (Class R6)	5.0%	1.93%
Nuveen Short Term Bond Fund (Class R6)	12.2%	1.73%

24	NUVEEN

Nuveen Strategy Balanced Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	55.5%
Affiliated Fixed Income Funds	42.8%
Money Market Funds	0.7%
U.S. Government and Agency Obligations	1.3%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	6.2%	14.25%
Nuveen Global Infrastructure Fund (Class R6)	1.2%	14.24%
Nuveen International Growth Fund (Class R6)	5.2%	19.43%
Nuveen Large Cap Core Fund (Class R6)	2.7%	16.81%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	2.3%	22.33%
Nuveen Large Cap Select Fund (Class I)	4.3%	22.82%
Nuveen Large Cap Value Fund (Class R6)	2.7%	16.02%
Nuveen NWQ International Value Fund (Class I)	5.1%	13.19%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.6%	12.77%
Nuveen Real Asset Income Fund (Class R6)	1.3%	7.28%
Nuveen Real Estate Securities Fund (Class R6)	1.7%	(0.74)%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.2%	12.38%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	3.8%	13.30%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class I)	1.3%	10.43%
Nuveen Small Cap Value Fund (Class R6)	3.7%	10.36%
Nuveen Symphony International Equity Fund (Class I)	2.2%	23.44%
Nuveen Symphony Large-Cap Growth Fund (Class I)	2.1%	18.88%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	2.7%	11.39%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	2.2%	22.31%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	1.2%	1.07%
Nuveen Core Bond Fund (Class R6)	13.5%	0.09%
Nuveen Core Plus Bond Fund (Class R6)	4.4%	3.24%
Nuveen High Yield Municipal Bond Fund (Class R6)	6.5%	1.93%
Nuveen Inflation Protected Securities Fund (Class R6)	4.2%	0.17%
Nuveen Short Term Bond Fund (Class R6)	13.0%	1.73%

NUVEEN	25

Holding Summaries as of August 31, 2017 (continued)

Nuveen Strategy Conservative Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	35.7%
Affiliated Fixed Income Funds	62.6%
Money Market Funds	0.8%
U.S. Government and Agency Obligations	1.3%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	4.8%	14.25%
Nuveen Global Infrastructure Fund (Class R6)	3.4%	14.24%
Nuveen International Growth Fund (Class R6)	2.5%	19.43%
Nuveen Large Cap Core Fund (Class R6)	1.4%	16.81%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	1.2%	22.33%
Nuveen Large Cap Select Fund (Class I)	3.1%	22.82%
Nuveen Large Cap Value Fund (Class R6)	2.1%	16.02%
Nuveen NWQ International Value Fund (Class I)	1.9%	13.19%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.1%	12.77%
Nuveen Real Asset Income Fund (Class R6)	1.2%	7.28%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1.1%	12.38%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	2.0%	13.30%
Nuveen Small Cap Select Fund (Class I)	2.2%	10.43%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Value Fund (Class R6)	1.7%	10.36%
Nuveen Symphony International Equity Fund (Class I)	1.2%	23.44%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.2%	18.88%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	1.4%	11.39%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	1.2%	22.31%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	2.2%	1.07%
Nuveen Core Bond Fund (Class R6)	21.5%	0.09%
Nuveen Core Plus Bond Fund (Class R6)	9.7%	3.24%
Nuveen High Yield Municipal Bond Fund (Class R6)	5.5%	1.93%
Nuveen Inflation Protected Securities Fund (Class R6)	6.3%	0.17%
Nuveen Short Term Bond Fund (Class R6)	17.2%	1.73%
Nuveen Strategic Income Fund (Class R6)	0.2%	4.53%

26	NUVEEN

Nuveen Strategy Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	74.6%
Affiliated Fixed Income Funds	23.0%
Money Market Funds	0.6%
U.S. Government and Agency Obligations	2.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	8.9%	14.25%
Nuveen Global Infrastructure Fund (Class I)	1.4%	14.24%
Nuveen International Growth Fund (Class R6)	6.0%	19.43%
Nuveen Large Cap Core Fund (Class R6)	4.3%	16.81%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	3.4%	22.33%
Nuveen Large Cap Select Fund (Class I)	6.5%	22.82%
Nuveen Large Cap Value Fund (Class R6)	4.2%	16.02%
Nuveen NWQ International Value Fund (Class I)	5.8%	13.19%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.1%	12.77%
Nuveen Real Asset Income Fund (Class R6)	1.4%	7.28%
Nuveen Real Estate Securities Fund (Class R6)	2.0%	(0.74)%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3.4%	12.38%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	3.9%	13.30%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class I)	1.3%	10.43%
Nuveen Small Cap Value Fund (Class R6)	3.7%	10.36%
Nuveen Symphony International Equity Fund (Class I)	3.3%	23.44%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.4%	18.88%
Nuveen Symphony Low Volatility Equity Fund (Class I)	4.2%	11.39%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.4%	22.31%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	0.6%	1.07%
Nuveen Core Bond Fund (Class R6)	2.1%	0.09%
Nuveen Core Plus Bond Fund (Class R6)	2.0%	3.24%
Nuveen High Yield Municipal Bond Fund (Class R6)	6.3%	1.93%
Nuveen Inflation Protected Securities Fund (Class R6)	1.1%	0.17%
Nuveen Short Term Bond Fund (Class R6)	10.9%	1.73%

NUVEEN	27

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2017.

The beginning of the period is March 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These underlying fees and expenses are not reflected in the expenses shown in the tables.

Nuveen Strategy Aggressive Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,068.70	$1,065.20	$1,067.50	$1,069.80
Expenses Incurred During Period	$2.61	$6.51	$3.91	$1.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	NUVEEN

Nuveen Strategy Balanced Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,049.10	$1,045.50	$1,048.50	$1,051.60
Expenses Incurred During Period	$2.58	$6.44	$3.87	$1.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Conservative Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,043.50	$1,039.90	$1,042.30	$1,044.70
Expenses Incurred During Period	$2.58	$6.43	$3.86	$1.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,060.40	$1,057.00	$1,059.60	$1,062.70
Expenses Incurred During Period	$2.60	$6.48	$3.89	$1.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	29

Report of

Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Strategy Funds, Inc. and Shareholders of

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Growth Allocation Fund (separate portfolios of Nuveen Strategy Funds, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

October 26, 2017

30	NUVEEN

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 97.0%

	EQUITY FUNDS – 76.5%

	Affiliated Equity Funds – 76.5%

509,866	Nuveen Dividend Value Fund (Class R6)				$7,785,656

143,555	Nuveen International Growth Fund (Class R6)				6,406,853

97,043	Nuveen Large Cap Core Fund (Class R6)				3,040,347

64,701	Nuveen Large Cap Growth Opportunities Fund (Class R6)				2,333,749

157,479	Nuveen Large Cap Select Fund (Class I)				4,155,865

129,373	Nuveen Large Cap Value Fund (Class R6)				3,379,213

250,343	Nuveen NWQ International Value Fund (Class I)				6,291,117

388,649	Nuveen NWQ Large-Cap Value Fund (Class I)				3,043,125

34,563	Nuveen Real Asset Income Fund (Class R6)				843,000

65,055	Nuveen Real Estate Securities Fund (Class R6)				1,481,956

59,534	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				2,339,700

94,132	Nuveen Small Cap Growth Opportunities Fund (Class R6)				2,541,563

52,236	Nuveen Small Cap Select Fund (Class I)				624,222

103,620	Nuveen Small Cap Value Fund (Class R6)				2,515,905

127,946	Nuveen Symphony International Equity Fund (Class I)				2,675,359

59,965	Nuveen Symphony Large-Cap Growth Fund (Class I)				2,312,247

99,957	Nuveen Symphony Low Volatility Equity Fund (Class R6)				3,042,704

54,182	Nuveen Winslow Large-Cap Growth Fund (Class R6)				2,336,867
	Total Equity Funds (cost $48,045,235)				57,149,448

	FIXED INCOME FUNDS – 20.5%

	Affiliated Fixed Income Funds – 20.5%

249,820	Nuveen Core Bond Fund (Class R6)				2,450,732

217,027	Nuveen High Yield Municipal Bond Fund (Class R6)				3,754,573

922,244	Nuveen Short Term Bond Fund (Class R6)				9,130,214
	Total Fixed Income Funds (cost $14,974,851)				15,335,519
	Total Long-Term Investments (cost $63,020,086)				72,484,967

Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 3.3%

	Money Market Funds – 0.8%

557,579	First American Treasury Obligations Fund, Class Z	0.866% (4)	N/A	N/A	$557,579

NUVEEN	31

Nuveen Strategy Aggressive Growth Allocation Fund (continued)

Portfolio of Investments	August 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	U.S. Government and Agency Obligations – 2.5%

$1,900	U.S. Treasury Bills, (5)	0.000%	1/18/18	AAA	$1,892,682
	Total Short-Term Investments (cost $2,449,579)				2,450,261
	Total Investments (cost $65,469,665) – 100.3%				74,935,228
	Other Assets Less Liabilities – (0.3)% (6)				(248,663)
	Net Assets – 100%				$74,686,565

Investments in Derivatives as of August 31, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value*	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Dollar Index	Long	4	9/17	$387,457	$370,512	$(16,945)	$(780)
Mini MSCI EAFE Index	Long	76	9/17	7,226,510	7,352,240	125,730	55,860
Mini MSCI Emerging Markets Index	Long	131	9/17	6,604,653	7,114,610	509,957	2,620
NASDAQ 100 E-Mini	Short	(20)	9/17	(2,287,609)	(2,396,300)	(108,691)	(22,300)
Russell 2000® Mini Index	Short	(66)	9/17	(4,694,061)	(4,634,520)	59,541	(44,550)
S&P 500® E-Mini	Short	(95)	9/17	(11,533,885)	(11,732,975)	(199,090)	(67,925)
S&P MidCap 400® E-Mini	Long	51	9/17	8,970,501	8,825,040	(145,461)	75,480
				$4,673,566	$4,898,607	$225,041	$(1,595)
Total receivable for variation margin on futures contracts							$133,960
Total payable for variation margin on futures contracts							$(135,555)
*	The aggregate Value of long and short positions is $23,662,402 and $(18,763,795), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

32	NUVEEN

Nuveen Strategy Balanced Allocation Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 98.3%

	EQUITY FUNDS – 55.5%

	Affiliated Equity Funds – 55.5%

1,040,757	Nuveen Dividend Value Fund (Class R6)	$15,892,355

258,422	Nuveen Global Infrastructure Fund (Class R6)	2,977,017

295,322	Nuveen International Growth Fund (Class R6)	13,180,229

217,378	Nuveen Large Cap Core Fund (Class R6)	6,810,464

160,074	Nuveen Large Cap Growth Opportunities Fund (Class R6)	5,773,865

413,847	Nuveen Large Cap Select Fund (Class I)	10,921,414

267,325	Nuveen Large Cap Value Fund (Class R6)	6,982,517

519,943	Nuveen NWQ International Value Fund (Class I)	13,066,173

846,350	Nuveen NWQ Large-Cap Value Fund (Class I)	6,626,923

132,959	Nuveen Real Asset Income Fund (Class R6)	3,242,879

192,302	Nuveen Real Estate Securities Fund (Class R6)	4,380,636

144,946	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	5,696,380

361,770	Nuveen Small Cap Growth Opportunities Fund (Class R6)	9,767,796

274,729	Nuveen Small Cap Select Fund (Class I)	3,283,010

389,529	Nuveen Small Cap Value Fund (Class R6)	9,457,774

264,353	Nuveen Symphony International Equity Fund (Class I)	5,527,631

142,752	Nuveen Symphony Large-Cap Growth Fund (Class I)	5,504,504

230,086	Nuveen Symphony Low Volatility Equity Fund (Class R6)	7,003,821

128,989	Nuveen Winslow Large-Cap Growth Fund (Class R6)	5,563,311
	Total Equity Funds Funds (cost $111,525,570)	141,658,699

	FIXED INCOME FUNDS – 42.8%

	Affiliated Fixed Income Funds – 42.8%

268,599	Nuveen All-American Municipal Bond Fund (Class R6)	3,150,662

3,494,010	Nuveen Core Bond Fund (Class R6)	34,276,235

1,017,729	Nuveen Core Plus Bond Fund (Class R6)	11,317,147

954,942	Nuveen High Yield Municipal Bond Fund (Class R6)	16,520,492

949,604	Nuveen Inflation Protected Securities Fund (Class R6)	10,768,512

3,352,249	Nuveen Short Term Bond Fund (Class R6)	33,187,265
	Total Fixed Income Funds (cost $105,329,196)	109,220,313
	Total Long-Term Investments (cost $216,854,766)	250,879,012

NUVEEN	33

Nuveen Strategy Balanced Allocation Fund (continued)

Portfolio of Investments	August 31, 2017

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 0.7%

1,733,739	First American Treasury Obligations Fund, Class Z	0.866% (4)	N/A	N/A	$1,733,739

	U.S. Government and Agency Obligations – 1.3%

$3,500	U.S. Treasury Bills, (5)	0.000%	1/18/18	AAA	3,486,520
	Total Short-Term Investments (cost $5,219,002)				5,220,259
	Total Investments (cost $222,073,768) – 100.3%				256,099,271
	Other Assets Less Liabilities – (0.3)% (6)				(843,994)
	Net Assets – 100%				$255,255,277

Investments in Derivatives as of August 31, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value*	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Dollar Index	Long	13	9/17	$1,259,237	$1,204,164	$(55,073)	$(2,535)
Mini MSCI EAFE Index	Long	140	9/17	13,321,713	13,543,600	221,887	102,900
Mini MSCI Emerging Markets Index	Long	227	9/17	11,444,704	12,328,370	883,666	4,540
NASDAQ 100 E-Mini	Short	(69)	9/17	(7,892,250)	(8,267,235)	(374,985)	(76,935)
Russell 2000® Mini Index	Short	(351)	9/17	(24,963,871)	(24,647,220)	316,651	(236,925)
S&P 500® E-Mini	Short	(177)	9/17	(21,503,678)	(21,860,385)	(356,707)	(126,555)
S&P MidCap 400® E-Mini	Long	46	9/17	8,091,040	7,959,840	(131,200)	68,080
				$(20,243,105)	$(19,738,866)	$504,239	$(267,430)
Total receivable for variation margin on futures contracts							$175,520
Total payable for variation margin on futures contracts							$(442,950)
*	The aggregate Value of long and short positions is $35,035,974 and $(54,774,840), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

34	NUVEEN

Nuveen Strategy Conservative Allocation Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 98.3%

	EQUITY FUNDS – 35.7%

	Affiliated Equity Funds – 35.7%

287,422	Nuveen Dividend Value Fund (Class R6)	$4,388,932

269,683	Nuveen Global Infrastructure Fund (Class R6)	3,106,745

50,746	Nuveen International Growth Fund (Class R6)	2,264,778

40,661	Nuveen Large Cap Core Fund (Class R6)	1,273,924

31,487	Nuveen Large Cap Growth Opportunities Fund (Class R6)	1,135,737

107,708	Nuveen Large Cap Select Fund (Class I)	2,842,406

72,192	Nuveen Large Cap Value Fund (Class R6)	1,885,644

67,213	Nuveen NWQ International Value Fund (Class I)	1,689,058

241,590	Nuveen NWQ Large-Cap Value Fund (Class I)	1,891,653

44,027	Nuveen Real Asset Income Fund (Class R6)	1,073,815

25,860	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1,016,316

67,827	Nuveen Small Cap Growth Opportunities Fund (Class R6)	1,831,319

166,579	Nuveen Small Cap Select Fund (Class I)	1,990,615

65,674	Nuveen Small Cap Value Fund (Class R6)	1,594,560

51,039	Nuveen Symphony International Equity Fund (Class I)	1,067,230

27,914	Nuveen Symphony Large-Cap Growth Fund (Class I)	1,076,368

41,812	Nuveen Symphony Low Volatility Equity Fund (Class R6)	1,272,746

25,446	Nuveen Winslow Large-Cap Growth Fund (Class R6)	1,097,487
	Total Equity Funds (cost $26,991,971)	32,499,333

	FIXED INCOME FUNDS – 62.6%

	Affiliated Fixed Income Funds – 62.6%

168,904	Nuveen All-American Municipal Bond Fund (Class R6)	1,981,244

1,993,901	Nuveen Core Bond Fund (Class R6)	19,560,167

795,231	Nuveen Core Plus Bond Fund (Class R6)	8,842,964

292,294	Nuveen High Yield Municipal Bond Fund (Class R6)	5,056,691

502,493	Nuveen Inflation Protected Securities Fund (Class R6)	5,698,265

1,579,946	Nuveen Short Term Bond Fund (Class R6)	15,641,463

19,932	Nuveen Strategic Income Fund (Class R6)	213,667
	Total Fixed Income Funds (cost $56,797,569)	56,994,461
	Total Long-Term Investments (cost $83,789,540)	89,493,794

NUVEEN	35

Nuveen Strategy Conservative Allocation Fund (continued)

Portfolio of Investments	August 31, 2017

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Funds – 0.8%

757,457	First American Treasury Obligations Fund, Class Z	0.866% (4)	N/A	N/A	$757,457

	U.S. Government and Agency Obligations – 1.3%

$1,200	U.S. Treasury Bills, (5)	0.000%	1/18/18	AAA	1,195,379
	Total Short-Term Investments (cost $1,952,405)				1,952,836
	Total Investments (cost $85,741,945) – 100.4%				91,446,630
	Other Assets Less Liabilities – (0.4)% (6)				(371,397)
	Net Assets – 100%				$91,075,233

Investments in Derivatives as of August 31, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value*	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Dollar Index	Long	5	9/17	$484,322	$463,140	$(21,182)	$(975)
Mini MSCI EAFE Index	Long	74	9/17	7,038,091	7,158,760	120,669	54,390
Mini MSCI Emerging Markets Index	Long	63	9/17	3,176,283	3,421,530	245,247	1,260
NASDAQ 100 E-Mini	Short	(23)	9/17	(2,630,750)	(2,755,745)	(124,995)	(25,645)
Russell 2000® Mini Index	Short	(163)	9/17	(11,592,909)	(11,445,860)	147,049	(110,025)
S&P 500® E-Mini	Short	(20)	9/17	(2,437,947)	(2,470,100)	(32,153)	(14,300)
S&P MidCap 400® E-Mini	Long	4	9/17	703,569	692,160	(11,409)	5,920
				$(5,259,341)	$(4,936,115)	$323,226	$(89,375)
Total receivable for variation margin on futures contracts							$61,570
Total payable for variation margin on futures contracts							$(150,945)
*	The aggregate Value of long and short positions is $11,735,590 and $(16,671,705), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

36	NUVEEN

Nuveen Strategy Growth Allocation Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 97.6%

	EQUITY FUNDS – 74.6%

	Affiliated Equity Funds – 74.6%

798,481	Nuveen Dividend Value Fund (Class R6)	$12,192,799

162,402	Nuveen Global Infrastructure Fund (Class R6)	1,870,867

184,414	Nuveen International Growth Fund (Class R6)	8,230,410

188,163	Nuveen Large Cap Core Fund (Class R6)	5,895,145

128,372	Nuveen Large Cap Growth Opportunities Fund (Class R6)	4,630,384

337,162	Nuveen Large Cap Select Fund (Class I)	8,897,696

219,640	Nuveen Large Cap Value Fund (Class R6)	5,736,992

317,339	Nuveen NWQ International Value Fund (Class I)	7,974,721

723,663	Nuveen NWQ Large-Cap Value Fund (Class I)	5,666,281

80,701	Nuveen Real Asset Income Fund (Class R6)	1,968,291

123,000	Nuveen Real Estate Securities Fund (Class R6)	2,801,933

117,834	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	4,630,867

196,076	Nuveen Small Cap Growth Opportunities Fund (Class R6)	5,294,063

145,858	Nuveen Small Cap Select Fund (Class I)	1,743,007

206,437	Nuveen Small Cap Value Fund (Class R6)	5,012,301

213,346	Nuveen Symphony International Equity Fund (Class I)	4,461,057

119,045	Nuveen Symphony Large-Cap Growth Fund (Class I)	4,590,368

189,908	Nuveen Symphony Low Volatility Equity Fund (Class R6)	5,780,786

108,906	Nuveen Winslow Large-Cap Growth Fund (Class R6)	4,697,128
	Total Equity Funds (cost $85,454,183)	102,075,096

	FIXED INCOME FUNDS – 23.0%

	Affiliated Fixed Income Funds – 23.0%

72,769	Nuveen All-American Municipal Bond Fund (Class R6)	853,581

290,825	Nuveen Core Bond Fund (Class R6)	2,852,990

243,613	Nuveen Core Plus Bond Fund (Class R6)	2,708,981

496,082	Nuveen High Yield Municipal Bond Fund (Class R6)	8,582,214

126,517	Nuveen Inflation Protected Securities Fund (Class R6)	1,434,701

1,509,984	Nuveen Short Term Bond Fund (Class R6)	14,948,845
	Total Fixed Income Funds (cost $30,444,274)	31,381,312
	Total Long-Term Investments (cost $115,898,457)	133,456,408

NUVEEN	37

Nuveen Strategy Growth Allocation Fund (continued)

Portfolio of Investments	August 31, 2017

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.8%

	Money Market Funds – 0.6%

902,453	First American Treasury Obligations Fund, Class Z	0.866% (4)	N/A	N/A	$902,453

	U.S. Government and Agency Obligations – 2.2%

$3,000	U.S. Treasury Bills, (5)	0.000%	1/18/18	AAA	2,988,446
	Total Short-Term Investments (cost $3,889,822)				3,890,899
	Total Investments (cost $119,788,279) – 100.4%				137,347,307
	Other Assets Less Liabilities – (0.4)% (6)				(569,952)
	Net Assets – 100%				$136,777,355

Investments in Derivatives as of August 31, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value*	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Dollar Index	Long	7	9/17	$678,051	$648,396	$(29,655)	$(1,365)
Mini MSCI EAFE Mini Index	Long	117	9/17	11,126,357	11,318,580	192,223	85,995
Mini MSCI Emerging Markets Index	Long	209	9/17	10,537,195	11,350,790	813,595	4,180
NASDAQ 100 E-Mini	Short	(34)	9/17	(3,888,935)	(4,073,710)	(184,775)	(37,910)
Russell 2000® Mini	Short	(133)	9/17	(9,459,245)	(9,339,260)	119,985	(89,775)
S&P 500® E-Mini	Short	(208)	9/17	(25,250,043)	(25,689,040)	(438,997)	(148,720)
S&P MidCap 400® E-Mini	Long	58	9/17	10,201,746	10,036,320	(165,426)	85,840
				$(6,054,874)	$(5,747,924)	$306,950	$(101,755)
Total receivable for variation margin on futures contracts							$176,015
Total payable for variation margin on futures contracts							$(277,770)
*	The aggregate Value of long and short positions is $33,354,086 and $(39,102,010), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

38	NUVEEN

Statement of

Assets and Liabilities	August 31, 2017

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Assets
Affiliated long-term investments, at value (cost $63,020,086, $216,854,766, $83,789,540 and $115,898,457, respectively)	$72,484,967	$250,879,012	$89,493,794	$133,456,408
Non-Affiliated short-term investments, at value (cost $2,449,579, $5,219,002, $1,952,405 and $3,889,822, respectively)	2,450,261	5,220,259	1,952,836	3,890,899
Receivable for:
Dividends	39,066	264,337	131,969	87,456
Interest	403	1,652	758	884
Reimbursement from Adviser	2,161	—	—	—
Shares sold	49,733	34,402	9,937	22,106
Variation margin on futures contracts	133,960	175,520	61,570	176,015
Other assets	27,166	37,643	40,967	27,939
Total assets	75,187,717	256,612,825	91,691,831	137,661,707
Liabilities
Payable for:
Dividends	—	—	13,190	—
Investments purchased	39,066	264,337	131,969	87,456
Shares redeemed	244,215	415,179	199,456	394,311
Variation margin on futures contracts	135,555	442,950	150,945	277,770
Accrued expenses:
Management fees	—	27,441	22,652	3,567
Directors fees	8	8,893	14,319	15
Shareholder servicing agent fees	29,007	90,688	26,639	44,631
12b-1 distribution and service fees	19,562	53,102	25,094	34,362
Other	33,739	54,958	32,334	42,240
Total liabilities	501,152	1,357,548	616,598	884,352
Net assets	$74,686,565	$255,255,277	$91,075,233	$136,777,355
Class A Shares
Net assets	$43,715,886	$138,540,967	$52,314,554	$80,143,110
Shares outstanding	2,754,015	13,022,153	4,521,525	6,256,463
Net asset value (“NAV”) per share	$15.87	$10.64	$11.57	$12.81
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$16.84	$11.29	$12.28	$13.59
Class C Shares
Net assets	$10,594,187	$25,755,393	$15,730,783	$18,464,962
Shares outstanding	697,199	2,464,642	1,368,408	1,485,985
NAV and offering price per share	$15.20	$10.45	$11.50	$12.43
Class R3 Shares
Net assets	$3,063,464	$3,988,446	$886,740	$3,934,936
Shares outstanding	195,682	380,175	76,840	311,837
NAV and offering price per share	$15.66	$10.49	$11.54	$12.62
Class I Shares
Net assets	$17,313,028	$86,970,471	$22,143,156	$34,234,347
Shares outstanding	1,086,637	8,199,969	1,914,521	2,656,871
NAV and offering price per share	$15.93	$10.61	$11.57	$12.89
Net assets consist of:
Capital paid-in	$62,812,615	$219,024,385	$86,051,892	$117,299,631
Undistributed (Over-distribution of) net investment income	356,966	852,703	(27,501)	542,886
Accumulated net realized gain (loss)	1,826,380	848,447	(977,069)	1,068,860
Net unrealized appreciation (depreciation)	9,690,604	34,529,742	6,027,911	17,865,978
Net assets	$74,686,565	$255,255,277	$91,075,233	$136,777,355
Authorized shares (1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Represent authorized shares for Class A, Class C and Class I. Authorized shares for Class R3 is 20 billion.

See accompanying notes to financial statements.

NUVEEN	39

Statement of

Operations	Year Ended August 31, 2017

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Investment Income
Dividends from affiliated investments	$1,195,968	$5,445,948	$2,253,320	$2,505,799
Interest from non-affiliated investments	8,034	28,312	13,217	11,474
Total investment income	1,204,002	5,474,260	2,266,537	2,517,273
Expenses
Management fees	76,876	269,775	94,906	139,717
12b-1 service fees – Class A Shares	112,155	351,349	132,417	201,593
12b-1 distribution and service fees – Class C Shares	106,266	284,036	181,357	193,216
12b-1 distribution and service fees – Class R3 Shares	16,889	20,313	4,170	21,243
Shareholder servicing agent fees	115,340	348,859	95,773	189,732
Custodian fees	9,906	29,041	11,889	17,928
Directors fees	60	188	58	128
Professional fees	37,551	38,480	13,544	40,785
Shareholder reporting expenses	29,012	55,520	26,215	39,582
Federal and state registration fees	66,399	68,855	66,965	67,265
Other	3,270	7,215	3,454	4,410
Total expenses before fee waiver/expense reimbursement	573,724	1,473,631	630,748	915,599
Fee waiver/expense reimbursement	(146,111)	(142,396)	(75,539)	(149,915)
Net expenses	427,613	1,331,235	555,209	765,684
Net investment income (loss)	776,389	4,143,025	1,711,328	1,751,589
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(580,515)	502,042	(1,223,402)	(1,176,500)
Non-affiliated investments	(84,274)	(230,008)	(96,505)	(140,416)
Capital gain distributions from Underlying Funds	2,250,566	5,256,886	1,242,600	3,882,523
Futures contracts	1,298,747	(2,118,309)	(596,531)	75,353
Options purchased	5,590	20,770	6,923	10,205
Options written	16,967	57,473	19,341	28,762
Total net realized gain (loss)	2,907,081	3,488,854	(647,574)	2,679,927
Change in unrealized appreciation (depreciation) of:
Affiliated investments	5,827,592	11,053,803	2,948,026	10,056,734
Non-affiliated investments	128,568	446,835	150,916	224,615
Futures contracts	(249,479)	934,317	489,488	34,487
Total change in net unrealized appreciation (depreciation)	5,706,681	12,434,955	3,588,430	10,315,836
Net realized and unrealized gain (loss)	8,613,762	15,923,809	2,940,856	12,995,763
Net increase (decrease) in net assets from operations	$9,390,151	$20,066,834	$4,652,184	$14,747,352

See accompanying notes to financial statements.

40	NUVEEN

Statement of

Changes in Net Assets

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$776,389	$1,142,952	$4,143,025	$5,868,931
Total net realized gain (loss)	2,907,081	786,401	3,488,854	5,428,795
Total change in net unrealized appreciation (depreciation)	5,706,681	2,355,086	12,434,955	2,253,470
Net increase (decrease) in net assets from operations	9,390,151	4,284,439	20,066,834	13,551,196
Distributions to Shareholders
From net investment income:
Class A Shares	(612,178)	(510,068)	(2,006,673)	(3,313,646)
Class C Shares	(65,880)	(27,363)	(210,823)	(501,111)
Class R3 Shares	(35,305)	(30,975)	(54,823)	(96,231)
Class I Shares	(286,784)	(281,517)	(1,641,798)	(2,692,418)
From accumulated net realized gains:
Class A Shares	(851,775)	(1,113,925)	(2,197,891)	(6,310,221)
Class C Shares	(203,958)	(265,910)	(463,193)	(1,493,065)
Class R3 Shares	(59,627)	(91,034)	(66,574)	(211,954)
Class I Shares	(334,881)	(489,651)	(1,548,689)	(4,618,649)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(2,450,388)	(2,810,443)	(8,190,464)	(19,237,295)
Fund Share Transactions
Proceeds from sale of shares	5,897,392	7,204,170	22,578,369	21,592,025
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,271,031	2,563,450	7,748,671	18,182,763
	8,168,423	9,767,620	30,327,040	39,774,788
Cost of shares redeemed	(21,476,986)	(18,331,232)	(75,550,040)	(62,846,015)
Net increase (decrease) in net assets from Fund share transactions	(13,308,563)	(8,563,612)	(45,223,000)	(23,071,227)
Net increase (decrease) in net assets	(6,368,800)	(7,089,616)	(33,346,630)	(28,757,326)
Net assets at the beginning of period	81,055,365	88,144,981	288,601,907	317,359,233
Net assets at the end of period	$74,686,565	$81,055,365	$255,255,277	$288,601,907
Undistributed (Over-distribution of) net investment income at the end of period	$356,966	$581,956	$852,703	$622,669

See accompanying notes to financial statements.

NUVEEN	41

Statement of Changes in Net Assets (continued)

	Strategy Conservative Allocation		Strategy Growth Allocation
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$1,711,328	$2,302,996	$1,751,589	$2,450,921
Total net realized gain (loss)	(647,574)	637,324	2,679,927	3,141,197
Total change in net unrealized appreciation (depreciation)	3,588,430	1,130,454	10,315,836	2,133,098
Net increase (decrease) in net assets from operations	4,652,184	4,070,774	14,747,352	7,725,216
Distributions to Shareholders
From net investment income:
Class A Shares	(1,851,169)	(1,855,630)	(996,059)	(1,548,603)
Class C Shares	(510,469)	(533,525)	(97,035)	(219,584)
Class R3 Shares	(26,829)	(25,736)	(42,075)	(91,907)
Class I Shares	(851,425)	(824,808)	(528,252)	(784,278)
From accumulated net realized gains:
Class A Shares	—	(472,993)	(2,168,814)	(2,289,378)
Class C Shares	—	(177,229)	(536,905)	(600,649)
Class R3 Shares	—	(7,125)	(115,088)	(171,832)
Class I Shares	—	(193,435)	(955,266)	(1,016,585)
Return of capital:
Class A Shares	(34,869)	—	—	—
Class C Shares	(12,002)	—	—	—
Class R3 Shares	(551)	—	—	—
Class I Shares	(15,127)	—	—	—
Decrease in net assets from distributions to shareholders	(3,302,441)	(4,090,481)	(5,439,494)	(6,722,816)
Fund Share Transactions
Proceeds from sale of shares	11,175,539	10,315,186	10,022,707	10,454,262
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,968,654	3,652,002	5,228,389	6,444,929
	14,144,193	13,967,188	15,251,096	16,899,191
Cost of shares redeemed	(25,663,084)	(20,355,775)	(32,826,753)	(29,519,294)
Net increase (decrease) in net assets from Fund share transactions	(11,518,891)	(6,388,587)	(17,575,657)	(12,620,103)
Net increase (decrease) in net assets	(10,169,148)	(6,408,294)	(8,267,799)	(11,617,703)
Net assets at the beginning of period	101,244,381	107,652,675	145,045,154	156,662,857
Net assets at the end of period	$91,075,233	$101,244,381	$136,777,355	$145,045,154
Undistributed (Over-distribution of) net investment income at the end of period	$(27,501)	$1,204,348	$542,886	$456,885

See accompanying notes to financial statements.

42	NUVEEN

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NUVEEN	43

Financial

Highlights

Strategy Aggressive Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2017	$14.49	$0.16	$1.68	$1.84	$(0.19)	$(0.27)	$(0.46)	$15.87
2016	14.20	0.19	0.56	0.75	(0.14)	(0.32)	(0.46)	14.49
2015	16.67	0.49	(1.19)	(0.70)	(0.48)	(1.29)	(1.77)	14.20
2014	14.48	0.38	2.45	2.83	(0.47)	(0.17)	(0.64)	16.67
2013	12.96	0.28	1.53	1.81	(0.29)	—	(0.29)	14.48
Class C (9/01)
2017	13.88	0.04	1.64	1.68	(0.09)	(0.27)	(0.36)	15.20
2016	13.61	0.09	0.53	0.62	(0.03)	(0.32)	(0.35)	13.88
2015	16.04	0.37	(1.16)	(0.79)	(0.35)	(1.29)	(1.64)	13.61
2014	13.94	0.27	2.35	2.62	(0.35)	(0.17)	(0.52)	16.04
2013	12.48	0.16	1.48	1.64	(0.18)	—	(0.18)	13.94
Class R3 (10/96)
2017	14.29	0.11	1.69	1.80	(0.16)	(0.27)	(0.43)	15.66
2016	14.01	0.16	0.55	0.71	(0.11)	(0.32)	(0.43)	14.29
2015	16.47	0.45	(1.18)	(0.73)	(0.44)	(1.29)	(1.73)	14.01
2014	14.31	0.33	2.43	2.76	(0.43)	(0.17)	(0.60)	16.47
2013	12.81	0.23	1.52	1.75	(0.25)	—	(0.25)	14.31
Class I (9/01)
2017	14.54	0.20	1.69	1.89	(0.23)	(0.27)	(0.50)	15.93
2016	14.25	0.24	0.55	0.79	(0.18)	(0.32)	(0.50)	14.54
2015	16.73	0.54	(1.21)	(0.67)	(0.52)	(1.29)	(1.81)	14.25
2014	14.53	0.44	2.44	2.88	(0.51)	(0.17)	(0.68)	16.73
2013	13.00	0.31	1.54	1.85	(0.32)	—	(0.32)	14.53

44	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

13.12%	$43,716	0.69%	0.88%	0.50%	1.07%	14%
5.49	47,793	0.65	1.25	0.50	1.40	22
(4.20)	50,354	0.66	3.02	0.50	3.18	20
19.92	60,400	0.65	2.24	0.47	2.43	42
14.18	51,794	0.63	1.76	0.40	1.99	12

12.38	10,594	1.44	0.12	1.25	0.31	14
4.71	10,917	1.40	0.51	1.25	0.66	22
(4.98)	11,377	1.41	2.34	1.25	2.50	20
19.08	13,432	1.40	1.55	1.22	1.74	42
13.32	12,264	1.38	0.99	1.15	1.22	12

12.94	3,063	0.94	0.59	0.75	0.77	14
5.20	3,886	0.90	1.00	0.75	1.15	22
(4.47)	3,926	0.91	2.86	0.75	3.01	20
19.63	4,495	0.90	1.93	0.72	2.12	42
13.88	3,728	0.88	1.47	0.65	1.70	12

13.42	17,313	0.44	1.12	0.25	1.31	14
5.75	18,459	0.40	1.57	0.25	1.72	22
(3.98)	22,489	0.41	3.38	0.25	3.53	20
20.21	27,785	0.40	2.61	0.22	2.79	42
14.50	29,433	0.38	2.00	0.15	2.23	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	45

Financial Highlights (continued)

Strategy Balanced Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2017	$10.16	$0.16	$0.62	$0.78	$(0.14)	$(0.16)	$(0.30)	$10.64
2016	10.34	0.19	0.27	0.46	(0.22)	(0.42)	(0.64)	10.16
2015	12.07	0.37	(0.67)	(0.30)	(0.44)	(0.99)	(1.43)	10.34
2014	11.10	0.30	1.48	1.78	(0.31)	(0.50)	(0.81)	12.07
2013	10.72	0.26	0.61	0.87	(0.24)	(0.25)	(0.49)	11.10
Class C (9/01)
2017	9.99	0.08	0.61	0.69	(0.07)	(0.16)	(0.23)	10.45
2016	10.17	0.12	0.26	0.38	(0.14)	(0.42)	(0.56)	9.99
2015	11.89	0.27	(0.65)	(0.38)	(0.35)	(0.99)	(1.34)	10.17
2014	10.94	0.21	1.46	1.67	(0.22)	(0.50)	(0.72)	11.89
2013	10.57	0.17	0.61	0.78	(0.16)	(0.25)	(0.41)	10.94
Class R3 (10/96)
2017	10.04	0.13	0.61	0.74	(0.13)	(0.16)	(0.29)	10.49
2016	10.21	0.17	0.27	0.44	(0.19)	(0.42)	(0.61)	10.04
2015	11.94	0.33	(0.66)	(0.33)	(0.41)	(0.99)	(1.40)	10.21
2014	10.99	0.27	1.46	1.73	(0.28)	(0.50)	(0.78)	11.94
2013	10.61	0.22	0.62	0.84	(0.21)	(0.25)	(0.46)	10.99
Class I (9/01)
2017	10.13	0.18	0.63	0.81	(0.17)	(0.16)	(0.33)	10.61
2016	10.31	0.22	0.26	0.48	(0.24)	(0.42)	(0.66)	10.13
2015	12.04	0.38	(0.65)	(0.27)	(0.47)	(0.99)	(1.46)	10.31
2014	11.07	0.33	1.48	1.81	(0.34)	(0.50)	(0.84)	12.04
2013	10.69	0.28	0.62	0.90	(0.27)	(0.25)	(0.52)	11.07

46	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

7.92%	$138,541	0.55%	1.47%	0.50%	1.52%	18%
4.84	147,744	0.54	1.91	0.50	1.96	15
(2.54)	157,215	0.54	3.35	0.50	3.39	21
16.70	204,710	0.54	2.51	0.47	2.59	28
8.36	183,459	0.53	2.19	0.40	2.32	11

7.08	25,755	1.30	0.73	1.25	0.79	18
3.99	31,831	1.29	1.18	1.25	1.22	15
(3.20)	37,514	1.29	2.47	1.25	2.50	21
15.85	41,296	1.29	1.76	1.22	1.84	28
7.54	34,447	1.28	1.41	1.15	1.54	11

7.56	3,988	0.80	1.24	0.75	1.30	18
4.61	4,227	0.79	1.72	0.75	1.76	15
(2.77)	5,497	0.79	2.97	0.75	3.01	21
16.36	7,159	0.79	2.23	0.72	2.30	28
8.16	6,225	0.78	1.90	0.65	2.04	11

8.21	86,970	0.30	1.73	0.25	1.79	18
5.01	104,799	0.29	2.17	0.25	2.21	15
(2.22)	117,133	0.29	3.41	0.25	3.45	21
17.03	132,820	0.29	2.78	0.22	2.86	28
8.65	123,583	0.28	2.45	0.15	2.58	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	47

Financial Highlights (continued)

Strategy Conservative Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/01)
2017	$11.39	$0.21	$0.38	$0.59	$(0.40)	$—	$(0.01)	$(0.41)	$11.57
2016	11.39	0.26	0.19	0.45	(0.36)	(0.09)	—	(0.45)	11.39
2015	12.43	0.40	(0.71)	(0.31)	(0.30)	(0.43)	—	(0.73)	11.39
2014	11.46	0.33	1.01	1.34	(0.30)	(0.07)	—	(0.37)	12.43
2013	11.44	0.29	0.11	0.40	(0.27)	(0.11)	—	(0.38)	11.46
Class C (9/01)
2017	11.32	0.13	0.37	0.50	(0.31)	—	(0.01)	(0.32)	11.50
2016	11.32	0.18	0.19	0.37	(0.28)	(0.09)	—	(0.37)	11.32
2015	12.35	0.30	(0.69)	(0.39)	(0.21)	(0.43)	—	(0.64)	11.32
2014	11.39	0.23	1.01	1.24	(0.21)	(0.07)	—	(0.28)	12.35
2013	11.37	0.21	0.10	0.31	(0.18)	(0.11)	—	(0.29)	11.39
Class R3 (10/96)
2017	11.36	0.18	0.38	0.56	(0.37)	—	(0.01)	(0.38)	11.54
2016	11.36	0.23	0.19	0.42	(0.33)	(0.09)	—	(0.42)	11.36
2015	12.40	0.38	(0.72)	(0.34)	(0.27)	(0.43)	—	(0.70)	11.36
2014	11.43	0.30	1.01	1.31	(0.27)	(0.07)	—	(0.34)	12.40
2013	11.41	0.27	0.10	0.37	(0.24)	(0.11)	—	(0.35)	11.43
Class I (9/01)
2017	11.38	0.24	0.38	0.62	(0.42)	—	(0.01)	(0.43)	11.57
2016	11.38	0.29	0.19	0.48	(0.39)	(0.09)	—	(0.48)	11.38
2015	12.43	0.43	(0.71)	(0.28)	(0.34)	(0.43)	—	(0.77)	11.38
2014	11.45	0.35	1.03	1.38	(0.33)	(0.07)	—	(0.40)	12.43
2013	11.44	0.32	0.10	0.42	(0.30)	(0.11)	—	(0.41)	11.45

48	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.33%	$52,315	0.58%	1.80%	0.50%	1.88%	18%
4.15	55,774	0.56	2.27	0.50	2.33	11
(2.45)	59,298	0.55	3.31	0.50	3.36	20
11.86	77,765	0.57	2.61	0.47	2.71	20
3.44	80,009	0.55	2.37	0.40	2.52	18

4.56	15,731	1.33	1.08	1.25	1.16	18
3.46	20,696	1.31	1.52	1.25	1.58	11
(3.28)	22,521	1.30	2.52	1.25	2.57	20
11.00	25,195	1.32	1.82	1.22	1.92	20
2.69	23,947	1.30	1.66	1.15	1.80	18

5.06	887	0.83	1.54	0.75	1.62	18
3.97	850	0.81	2.01	0.75	2.07	11
(2.82)	1,048	0.80	3.14	0.75	3.19	20
11.61	1,640	0.81	2.38	0.72	2.48	20
3.21	1,928	0.80	2.18	0.65	2.33	18

5.66	22,143	0.33	2.05	0.25	2.13	18
4.47	23,925	0.31	2.50	0.25	2.56	11
(2.36)	24,785	0.30	3.60	0.25	3.65	20
12.23	26,525	0.32	2.83	0.22	2.93	20
3.61	26,669	0.30	2.62	0.15	2.76	18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	49

Financial Highlights (continued)

Strategy Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2017	$11.98	$0.16	$1.14	$1.30	$(0.15)	$(0.32)	$(0.47)	$12.81
2016	11.87	0.20	0.44	0.64	(0.21)	(0.32)	(0.53)	11.98
2015	13.47	0.41	(0.85)	(0.44)	(0.41)	(0.75)	(1.16)	11.87
2014	12.10	0.33	1.86	2.19	(0.37)	(0.45)	(0.82)	13.47
2013	11.55	0.26	0.97	1.23	(0.30)	(0.38)	(0.68)	12.10
Class C (9/01)
2017	11.63	0.07	1.11	1.18	(0.06)	(0.32)	(0.38)	12.43
2016	11.53	0.11	0.42	0.53	(0.11)	(0.32)	(0.43)	11.63
2015	13.11	0.31	(0.83)	(0.52)	(0.31)	(0.75)	(1.06)	11.53
2014	11.79	0.23	1.81	2.04	(0.27)	(0.45)	(0.72)	13.11
2013	11.26	0.17	0.95	1.12	(0.21)	(0.38)	(0.59)	11.79
Class R3 (10/96)
2017	11.80	0.13	1.12	1.25	(0.11)	(0.32)	(0.43)	12.62
2016	11.70	0.17	0.42	0.59	(0.17)	(0.32)	(0.49)	11.80
2015	13.29	0.38	(0.85)	(0.47)	(0.37)	(0.75)	(1.12)	11.70
2014	11.95	0.29	1.84	2.13	(0.34)	(0.45)	(0.79)	13.29
2013	11.41	0.24	0.95	1.19	(0.27)	(0.38)	(0.65)	11.95
Class I (9/01)
2017	12.04	0.19	1.16	1.35	(0.18)	(0.32)	(0.50)	12.89
2016	11.93	0.23	0.44	0.67	(0.24)	(0.32)	(0.56)	12.04
2015	13.54	0.47	(0.88)	(0.41)	(0.45)	(0.75)	(1.20)	11.93
2014	12.16	0.37	1.86	2.23	(0.40)	(0.45)	(0.85)	13.54
2013	11.61	0.29	0.97	1.26	(0.33)	(0.38)	(0.71)	12.16

50	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

11.23%	$80,143	0.61%	1.19%	0.50%	1.30%	13%
5.67	82,793	0.59	1.61	0.50	1.70	17
(3.31)	88,018	0.59	3.17	0.50	3.27	21
18.73	101,906	0.59	2.41	0.47	2.53	31
11.20	85,187	0.59	2.02	0.40	2.20	15

10.46	18,465	1.36	0.45	1.25	0.55	13
4.77	20,171	1.34	0.86	1.25	0.95	17
(3.99)	22,444	1.35	2.47	1.25	2.57	21
17.87	25,405	1.34	1.70	1.22	1.82	31
10.40	21,491	1.34	1.27	1.15	1.45	15

11.02	3,935	0.86	0.95	0.75	1.05	13
5.27	4,674	0.84	1.38	0.75	1.47	17
(3.49)	6,794	0.84	2.94	0.75	3.04	21
18.39	7,935	0.84	2.15	0.72	2.27	31
10.93	6,074	0.84	1.83	0.65	2.01	15

11.62	34,234	0.36	1.45	0.25	1.56	13
5.84	37,408	0.34	1.86	0.25	1.95	17
(3.02)	39,407	0.34	3.58	0.25	3.68	21
19.02	47,781	0.34	2.70	0.22	2.83	31
11.43	40,472	0.33	2.25	0.15	2.43	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	51

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”), Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) and Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Minnesota on June 19, 1996.

The end of the reporting period for the Funds is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Balanced Allocation’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation’s investment objective is to seek a high level of current income consistent with limited risk to capital. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Capital gain distributions from Underlying Funds” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

52	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation, quarterly for Strategy Balanced Allocation and monthly for Strategy Conservative Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

NUVEEN	53

Notes to Financial Statements (continued)

sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The Underlying Funds in which the Funds invest are valued at their respective NAVs on valuation date. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds may invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Equity Funds	$57,149,448	$—	$—	$57,149,448
Fixed Income Funds	15,335,519	—	—	15,335,519
Short-Term Investments:
Money Market Funds	557,579	—	—	557,579
U.S. Government and Agency Obligations	—	1,892,682	—	1,892,682
Investments in Derivatives:
Futures Contracts**	225,041	—	—	225,041
Total	$73,267,587	$1,892,682	$—	$75,160,269

54	NUVEEN

Strategy Balanced Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Equity Funds	$141,658,699	$—	$—	$141,658,699
Fixed Income Funds	109,220,313	—	—	109,220,313
Short-Term Investments:
Money Market Funds	1,733,739	—	—	1,733,739
U.S. Government and Agency Obligations	—	3,486,520	—	3,486,520
Investments in Derivatives:
Futures Contracts**	504,239	—	—	504,239
Total	$253,116,990	$3,486,520	$—	$256,603,510

Strategy Conservative Allocation
Long-Term Investments*:
Equity Funds	$32,499,333	$—	$—	$32,499,333
Fixed Income Funds	56,994,461	—	—	56,994,461
Short-Term Investments:
Money Market Funds	757,457	—	—	757,457
U.S. Government and Agency Obligations	—	1,195,379	—	1,195,379
Investments in Derivatives:
Futures Contracts**	323,226	—	—	323,226
Total	$90,574,477	$1,195,379	$—	$91,769,856

Strategy Growth Allocation
Long-Term Investments*:
Equity Funds	$102,075,096	$—	$—	$102,075,096
Fixed Income Funds	31,381,312	—	—	31,381,312
Short-Term Investments:
Money Market Funds	902,453	—	—	902,453
U.S. Government and Agency Obligations	—	2,988,446	—	2,988,446
Investments in Derivatives:
Futures Contracts**	306,950	—	—	306,950
Total	$134,665,811	$2,988,446	$—	$137,654,257
*	Refer to the Fund’s Portfolio of Investments for further information on the Underlying Funds in which the Fund invests.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	55

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposures. Each Fund also tactically used U.S. Treasury futures to adjust its allocation to interest rate exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of futures contracts outstanding*	$38,499,506	$80,135,018	$25,116,918	$65,658,102
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Aggressive Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$635,687	Payable for variation margin on futures contracts*	$(307,781)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(145,461)	Payable for variation margin on futures contracts*	59,541
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(16,945)
Total			$490,226		$(265,185)

Strategy Balanced Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$1,105,553	Payable for variation margin on futures contracts*	$(731,692)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(131,200)	Payable for variation margin on futures contracts*	316,651
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(55,073)
Total			$974,353		$(470,114)

56	NUVEEN

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Conservative Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$365,916	Payable for variation margin on futures contracts*	$(157,148)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(11,409)	Payable for variation margin on futures contracts*	147,049
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(21,182)
Total			$354,507		$(31,281)

Strategy Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$1,005,818	Payable for variation margin on futures contracts*	$(623,772)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(165,426)	Payable for variation margin on futures contracts*	119,985
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(29,655)
Total			$840,392		$(533,442)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategy Aggressive Growth Allocation
	Equity	Futures contracts	$1,216,806	$(212,629)
	Foreign currency exchange rate	Futures contracts	47,943	(36,850)
	Interest rate	Futures contracts	33,998	—
Total			$1,298,747	$(249,479)
Strategy Balanced Allocation
	Equity	Futures contracts	$(2,405,752)	$1,057,951
	Foreign currency exchange rate	Futures contracts	167,195	(123,634)
	Interest rate	Futures contracts	120,248	—
Total			$(2,118,309)	$934,317
Strategy Conservative Allocation
	Equity	Futures contracts	$(696,305)	$534,998
	Foreign currency exchange rate	Futures contracts	58,303	(45,510)
	Interest rate	Futures contracts	41,471	—
Total			$(596,531)	$489,488
Strategy Growth Allocation
	Equity	Futures contracts	$(63,794)	$97,317
	Foreign currency exchange rate	Futures contracts	79,023	(62,830)
	Interest rate	Futures contracts	60,124	—
Total			$75,353	$34,487

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or

NUVEEN	57

Notes to Financial Statements (continued)

a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, each Fund purchased equity call options and wrote equity and commodity call options to generate return and manage the Funds. Equity options were written as part of a covered call strategy to take advantage of high implied market volatility.

The average notional amount of outstanding options purchased and options written during the current fiscal year period was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of outstanding options purchased*	$245,000	$882,000	$294,000	$441,000

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of outstanding options written*	$(250,000)	$(900,000)	$(300,000)	$(450,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Strategy Aggressive Growth Allocation	Equity	Options purchased	$5,590	$—
	Commodity	Options written	10,150	—
	Equity	Options written	6,817	—
Strategy Balanced Allocation	Equity	Options purchased	20,770	—
	Commodity	Options written	35,599	—
	Equity	Options written	21,874	—
Strategy Conservative Allocation	Equity	Options purchased	6,923	—
	Commodity	Options written	12,050	—
	Equity	Options written	7,291	—
Strategy Growth Allocation	Equity	Options purchased	10,205	—
	Commodity	Options written	17,825	—
	Equity	Options written	10,937	—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

58	NUVEEN

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/17		Year Ended 8/31/16
Strategy Aggressive Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	168,409	$2,499,089	247,399	$3,413,745
Class C	33,652	477,957	55,716	744,314
Class R3	51,300	745,097	75,991	1,028,880
Class I	145,981	2,175,249	145,237	2,017,231
Shares issued to shareholders due to reinvestment of distributions:
Class A	101,128	1,452,341	116,735	1,612,340
Class C	19,023	262,050	21,557	284,452
Class R3	6,565	93,065	8,462	115,234
Class I	32,189	463,575	39,774	551,424
	558,247	8,168,423	710,871	9,767,620
Shares redeemed:
Class A	(814,611)	(12,070,613)	(611,856)	(8,514,398)
Class C	(141,838)	(2,019,587)	(126,640)	(1,685,579)
Class R3	(134,036)	(1,944,254)	(92,830)	(1,276,463)
Class I	(361,210)	(5,442,532)	(493,750)	(6,854,792)
	(1,451,695)	(21,476,986)	(1,325,076)	(18,331,232)
Net increase (decrease)	(893,448)	$(13,308,563)	(614,205)	$(8,563,612)

	Year Ended 8/31/17		Year Ended 8/31/16
Strategy Balanced Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,092,661	$11,176,756	841,665	$8,418,605
Class C	298,875	2,981,006	300,545	2,926,944
Class R3	84,633	850,259	87,083	852,283
Class I	743,852	7,570,348	962,035	9,394,193
Shares issued to shareholders due to reinvestment of distributions:
Class A	402,196	4,014,227	936,612	9,203,261
Class C	62,428	609,110	184,731	1,782,828
Class R3	12,347	121,347	31,605	306,734
Class I	301,573	3,003,987	703,218	6,889,940
	2,998,565	30,327,040	4,047,494	39,774,788
Shares redeemed:
Class A	(3,012,042)	(30,683,722)	(2,449,411)	(24,349,142)
Class C	(1,083,193)	(10,870,314)	(988,508)	(9,636,510)
Class R3	(138,070)	(1,384,423)	(235,680)	(2,298,606)
Class I	(3,189,980)	(32,611,581)	(2,686,046)	(26,561,757)
	(7,423,285)	(75,550,040)	(6,359,645)	(62,846,015)
Net increase (decrease)	(4,424,720)	$(45,223,000)	(2,312,151)	$(23,071,227)

NUVEEN	59

Notes to Financial Statements (continued)

	Year Ended 8/31/17		Year Ended 8/31/16
Strategy Conservative Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	439,207	$4,938,422	354,911	$3,966,626
Class C	136,312	1,516,322	161,659	1,784,549
Class R3	11,973	135,147	5,409	60,232
Class I	407,103	4,585,648	405,230	4,503,779
Shares issued to shareholders due to reinvestment of distributions:
Class A	155,909	1,734,498	192,744	2,140,166
Class C	43,606	480,064	59,044	650,690
Class R3	2,470	27,380	2,967	32,861
Class I	65,304	726,712	74,621	828,285
	1,261,884	14,144,193	1,256,585	13,967,188
Shares redeemed:
Class A	(969,596)	(10,925,373)	(859,515)	(9,602,553)
Class C	(639,721)	(7,164,359)	(382,782)	(4,226,368)
Class R3	(12,384)	(138,621)	(25,872)	(288,951)
Class I	(659,395)	(7,434,731)	(557,134)	(6,237,903)
	(2,281,096)	(25,663,084)	(1,825,303)	(20,355,775)
Net increase (decrease)	(1,019,212)	$(11,518,891)	(568,718)	$(6,388,587)

	Year Ended 8/31/17		Year Ended 8/31/16
Strategy Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	359,592	$4,361,355	406,032	$4,671,339
Class C	104,509	1,226,898	143,482	1,595,663
Class R3	45,410	542,014	77,037	868,318
Class I	318,017	3,892,440	287,639	3,318,942
Shares issued to shareholders due to reinvestment of distributions:
Class A	268,079	3,146,062	332,335	3,815,136
Class C	54,252	618,049	71,948	802,075
Class R3	13,586	157,163	23,313	263,739
Class I	110,776	1,307,115	135,581	1,563,979
	1,274,221	15,251,096	1,477,367	16,899,191
Shares redeemed:
Class A	(1,284,835)	(15,553,034)	(1,242,913)	(14,348,681)
Class C	(407,461)	(4,825,099)	(427,907)	(4,809,767)
Class R3	(143,157)	(1,715,907)	(285,189)	(3,262,156)
Class I	(878,113)	(10,732,713)	(619,605)	(7,098,690)
	(2,713,566)	(32,826,753)	(2,575,614)	(29,519,294)
Net increase (decrease)	(1,439,345)	$(17,575,657)	(1,098,247)	$(12,620,103)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Purchases:
Affiliated investments	$10,749,215	$47,841,598	$16,888,171	$17,981,119
Non-affiliated investments	—	—	—	—
Sales:
Affiliated investments	22,420,383	91,178,073	28,876,891	34,956,077
Non-affiliated investments	382,167	1,340,411	453,706	671,147

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

60	NUVEEN

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of investments	$65,906,243	$224,382,498	$86,208,283	$120,649,797
Gross unrealized:
Appreciation	$10,153,220	$36,360,813	$6,647,290	$19,080,839
Depreciation	(1,124,235)	(4,644,040)	(1,408,943)	(2,383,329)
Net unrealized appreciation (depreciation) of investments	$9,028,985	$31,716,773	$5,238,347	$16,697,510

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of futures contracts	$225,041	$504,239	$323,226	$306,950
Net unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$—

Permanent differences, primarily due to expiration of capital loss carryforwards, tax basis earnings and profit adjustments, federal taxes paid, tax equalization, distribution reallocations and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2017, the Funds’ tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Capital paid-in	$249,148	$4,616	$(495,581)	$183,977
Undistributed (Over-distribution of) net investment income	(1,232)	1,126	296,715	(2,167)
Accumulated net realized gain (loss)	(247,916)	(5,742)	198,866	(181,810)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of August 31, 2017, the Funds’ tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Undistributed net tax-exempt income[1]	$149,472	$861,573	$—	$380,329
Undistributed net ordinary income[1,2]	755,951	—	—	355,710
Undistributed net long-term capital gains	1,939,542	3,699,783	—	2,044,175
[1]	Undistributed net tax-exempt income and ordinary income (on a tax basis) for Strategy Conservative Allocation has not been reduced for the dividend declared on August 31, 2017 and paid on September 1, 2017.

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2017 and August 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net tax-exempt income[3]	$—	$—	$276,888	$—
Distributions from net ordinary income[2]	1,000,147	4,198,778	2,965,477	1,814,324
Distributions from net long-term capital gains	1,450,241	3,991,686	—	3,625,170
Return of capital	—	—	62,549	—

2016	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net tax-exempt income	$—	$—	$—	$—
Distributions from net ordinary income[2]	970,080	7,610,520	3,236,942	2,772,308
Distributions from net long-term capital gains	1,840,363	11,626,775	857,289	3,950,508
Return of capital	—	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

[3]	The Funds hereby designate these amounts paid during the fiscal year ended August 31, 2017, as Exempt Interest Dividends.

NUVEEN	61

Notes to Financial Statements (continued)

During the Funds’ tax year ended August 31, 2017, Strategy Conservative Allocation utilized $298,180 of its capital loss carryforward.

As of August 31, 2017, the Funds’ tax year end, $197,400 of Strategy Conservative Allocation’s capital loss carryforward expired.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Strategy Balanced Allocation	Strategy Conservative Allocation
Post-October capital losses[4]	$38,367	$187,505
Late-year ordinary losses[5]	—	—
[4]	Capital losses incurred from November 1, 2016 through August 31, 2017, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2017 through August 31, 2017 and/or specified losses incurred from November 1, 2016 through August 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The annual management fee, payable monthly, for each Fund, is 0.10% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse other Fund expenses through December 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the board.

Other Transactions with Affiliates

Information regarding each Fund’s investments in affiliated investment companies as of the end of the reporting period were as follows:

Nuveen Strategy Aggressive Growth Allocation Fund

Description	Shares as of 8/31/17	Value as of 8/31/16	Purchases	Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/17	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Absolute Return Funds
Nuveen Tactical Market Opportunities Fund (Class I)	—	$ 7,499,608	$—	$7,298,418	$(563,666)	$362,476	$—	$—	$—
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	509,866	8,807,729	1,221,945	2,125,000	(218,953)	99,935	7,785,656	150,254	1,071,691
Nuveen International Growth Fund (Class R6)	143,555	6,969,359	—	1,730,000	(196,950)	1,364,444	6,406,853	—	—
Nuveen Large Cap Core Fund (Class R6)	97,043	3,458,824	29,987	915,000	107,494	359,042	3,040,347	29,987	—
Nuveen Large Cap Growth Opportunities Fund (Class R6)	64,701	2,621,340	279,415	765,000	(107,406)	305,400	2,333,749	1,982	277,433
Nuveen Large Cap Select Fund (Class I)	157,479	4,419,813	26,958	1,150,000	194,152	664,942	4,155,865	26,958	—
Nuveen Large Cap Value Fund (Class R6)	129,373	3,839,354	56,545	1,000,000	60,304	423,010	3,379,213	56,545	—
Nuveen NWQ International Value Fund (Class I)	250,343	7,103,685	141,372	1,640,000	(222,067)	908,127	6,291,117	141,372	—
Nuveen NWQ Large-Cap Value Fund (Class I)	388,649	2,698,487	284,376	—	—	60,262	3,043,125	55,567	228,809
Nuveen Real Asset Income Fund (Class R6)	34,563	928,657	42,003	140,980	9,931	3,389	843,000	40,913	—
Nuveen Real Estate Securities Fund (Class R6)	65,055	1,666,121	159,386	170,000	3,289	(176,840)	1,481,956	79,329	80,057
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	59,534	2,504,373	43,345	450,000	147,737	94,245	2,339,700	43,345	—
Nuveen Small Cap Growth Opportunities Fund (Class R6)	94,132	2,797,039	9,722	580,000	(25,106)	339,908	2,541,563	—	9,721
Nuveen Small Cap Select Fund (Class I)	52,236	565,262	50,623	—	—	8,337	624,222	1,745	48,877
Nuveen Small Cap Value Fund (Class R6)	103,620	2,846,221	73,049	605,000	120,264	81,371	2,515,905	50,071	22,978
Nuveen Symphony International Equity Fund (Class I)	127,946	2,931,006	41,075	855,000	(17,651)	575,929	2,675,359	41,075	—
Nuveen Symphony Large-Cap Growth Fund (Class I)	59,965	2,616,555	166,647	720,000	39,468	209,577	2,312,247	13,538	153,110
Nuveen Symphony Low Volatility Equity Fund (Class R6)	99,957	3,433,523	78,878	735,000	15,875	249,428	3,042,704	44,520	34,358
Nuveen Winslow Large-Cap Growth Fund (Class R6)	54,182	2,517,864	342,740	665,000	59,072	82,191	2,336,867	19,208	323,532
Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	249,820	2,448,546	62,565	2,214	—	(58,165)	2,450,732	60,273	—
Nuveen High Yield Municipal Bond Fund (Class R6)	217,027	3,981,091	211,330	295,000	(1,442)	(141,406)	3,754,573	210,032	—
Nuveen Preferred Securities and Income Fund (Class R6)	—	279,087	8,072	286,601	14,021	(14,579)	—	8,072	—
Nuveen Short Term Bond Fund (Class R6)	922,244	1,695,926	7,409,984	—	—	24,304	9,130,214	111,984	—
Nuveen Strategic Income Fund (Class R6)	—	139,849	3,213	141,125	668	(2,605)	—	3,213	—
Nuveen Symphony Credit Opportunities Fund (Class R6)	—	139,739	5,985	151,045	451	4,870	—	5,985	—
Total		$78,909,058	$10,749,215	$22,420,383	$(580,515)	$5,827,592	$72,484,967	$1,195,968	$2,250,566

62	NUVEEN

Nuveen Strategy Balanced Allocation Fund

Description	Shares as of 8/31/17	Value as of 8/31/16	Purchases	Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/17	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Absolute Return Funds
Nuveen Tactical Market Opportunities Fund (Class I)	—	$ 26,707,225	$—	$25,991,126	$(2,769,225)	$2,053,126	$—	$—	$—
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	1,040,757	16,233,061	2,471,480	2,575,000	181,888	(419,074)	15,892,355	297,160	2,174,319
Nuveen Global Infrastructure Fund (Class R6)	258,422	3,249,228	242,840	660,000	93,089	51,860	2,977,017	211,900	30,939
Nuveen International Growth Fund (Class R6)	295,322	14,556,796	—	3,840,000	404,188	2,059,245	13,180,229	—	—
Nuveen Large Cap Core Fund (Class R6)	217,378	7,470,186	66,034	1,775,000	227,137	822,107	6,810,464	66,034	—
Nuveen Large Cap Growth Opportunities Fund (Class R6)	160,074	6,126,427	661,171	1,490,000	15,949	460,318	5,773,865	4,691	656,481
Nuveen Large Cap Select Fund (Class I)	413,847	10,874,887	67,582	2,245,000	285,557	1,938,388	10,921,414	67,582	—
Nuveen Large Cap Value Fund (Class R6)	267,325	7,534,058	106,847	1,620,000	97,682	863,930	6,982,517	106,847	—
Nuveen NWQ International Value Fund (Class I)	519,943	14,739,804	292,805	3,440,000	(409,148)	1,882,712	13,066,173	292,805	—
Nuveen NWQ Large-Cap Value Fund (Class I)	846,350	7,637,696	686,361	1,885,000	(815,377)	1,003,243	6,626,923	134,115	552,246
Nuveen Real Asset Income Fund (Class R6)	132,959	3,622,558	162,869	604,015	55,255	6,212	3,242,879	158,729	—
Nuveen Real Estate Securities Fund (Class R6)	192,302	4,413,362	422,195	—	—	(454,921)	4,380,636	210,133	212,062
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	144,946	6,051,632	102,042	1,025,000	345,687	222,019	5,696,380	102,042	—
Nuveen Small Cap Growth Opportunities Fund (Class R6)	361,770	10,747,609	38,831	2,270,000	(54,844)	1,306,200	9,767,796	—	38,831
Nuveen Small Cap Select Fund (Class I)	274,729	3,336,161	297,651	400,000	(129,947)	179,145	3,283,010	9,177	288,473
Nuveen Small Cap Value Fund (Class R6)	389,529	10,797,328	265,577	2,430,000	554,472	270,397	9,457,774	181,189	84,388
Nuveen Symphony International Equity Fund (Class I)	264,353	6,096,878	81,923	1,800,000	(46,076)	1,194,906	5,527,631	81,923	—
Nuveen Symphony Large-Cap Growth Fund (Class I)	142,752	6,166,374	395,760	1,640,000	93,766	488,604	5,504,504	30,155	365,605
Nuveen Symphony Low Volatility Equity Fund (Class R6)	230,086	7,702,397	170,049	1,475,000	181,574	424,801	7,003,821	97,880	72,169
Nuveen Winslow Large-Cap Growth Fund (Class R6)	128,989	6,219,543	827,503	1,795,000	89,564	221,701	5,563,311	46,130	781,373
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	268,599	3,117,348	116,498	—	—	(83,184)	3,150,662	116,498	—
Nuveen Core Bond Fund (Class R6)	3,494,010	34,245,644	875,045	136,828	—	(707,626)	34,276,235	724,030	—
Nuveen Core Plus Bond Fund (Class R6)	1,017,729	12,406,482	444,279	1,450,000	168,235	(251,849)	11,317,147	444,279	—
Nuveen High Yield Municipal Bond Fund (Class R6)	954,942	18,538,243	972,348	2,325,000	87,584	(752,683)	16,520,492	972,359	—
Nuveen Inflation Protected Securities Fund (Class R6)	949,604	—	11,132,147	500,000	2,927	133,438	10,768,512	132,148	—
Nuveen Preferred and Income Securities Fund (Class R6)	—	2,936,858	85,475	3,016,931	151,636	(157,038)	—	88,519	—
Nuveen Short Term Bond Fund (Class R6)	3,352,249	18,700,495	26,447,136	12,000,000	(111,948)	151,582	33,187,265	456,137	—
Nuveen Strategic Income Fund (Class R6)	—	9,004,567	277,043	9,146,649	1,751,086	(1,886,047)	—	277,043	—
Nuveen Symphony Credit Opportunities Fund (Class R6)	—	3,426,795	132,107	3,642,524	51,331	32,291	—	136,443	—
Total		$282,659,642	$47,841,598	$91,178,073	$502,042	$11,053,803	$250,879,012	$5,445,948	$5,256,886

NUVEEN	63

Notes to Financial Statements (continued)

Nuveen Strategy Conservative Allocation Fund

Description	Shares as of 8/31/17	Value as of 8/31/16	Purchases	Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/17	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Absolute Return Funds
Nuveen Tactical Market Opportunities Fund (Class I)	—	$10,133,709	$—	$9,870,305	$(1,220,907)	$957,503	$—	$—	$—
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	287,422	4,329,834	632,682	520,000	53,117	(106,701)	4,388,932	77,917	554,765
Nuveen Global Infrastructure Fund (Class R6)	269,683	3,027,623	233,649	325,000	36,909	133,564	3,106,745	204,595	29,054
Nuveen International Growth Fund (Class R6)	50,746	1,999,768	—	100,000	(10,449)	375,459	2,264,778	—	—
Nuveen Large Cap Core Fund (Class R6)	40,661	1,368,333	11,156	290,000	29,757	154,678	1,273,924	11,156	—
Nuveen Large Cap Growth Opportunities Fund (Class R6)	31,487	1,108,496	114,567	180,000	(11,903)	104,577	1,135,737	813	113,753
Nuveen Large Cap Select Fund (Class I)	107,708	2,419,676	15,468	115,000	11,597	510,665	2,842,406	15,468	—
Nuveen Large Cap Value Fund (Class R6)	72,192	2,088,180	28,854	495,000	30,068	233,542	1,885,644	28,854	—
Nuveen NWQ International Value Fund (Class I)	67,213	1,624,027	31,693	130,000	(25,011)	188,349	1,689,058	31,693	—
Nuveen NWQ Large-Cap Value Fund (Class I)	241,590	2,048,928	185,741	390,000	(171,831)	218,815	1,891,653	34,921	150,820
Nuveen Real Asset Income Fund (Class R6)	44,027	1,100,406	52,377	101,239	9,106	13,165	1,073,815	51,105	—
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	25,860	1,048,005	17,491	145,000	45,275	50,545	1,016,316	17,491	—
Nuveen Small Cap Growth Opportunities Fund (Class R6)	67,827	1,890,481	6,500	285,000	(14,183)	233,521	1,831,319	—	6,500
Nuveen Small Cap Select Fund (Class I)	166,579	2,262,965	169,285	485,000	(73,030)	116,395	1,990,615	5,565	163,720
Nuveen Small Cap Value Fund (Class R6)	65,674	1,906,491	45,323	500,000	113,124	29,622	1,594,560	30,868	14,456
Nuveen Symphony International Equity Fund (Class I)	51,039	1,049,980	12,836	190,000	(19,425)	213,839	1,067,230	12,836	—
Nuveen Symphony Large-Cap Growth Fund (Class I)	27,914	1,084,176	67,585	180,000	1,451	103,156	1,076,368	4,992	62,593
Nuveen Symphony Low Volatility Equity Fund (Class R6)	41,812	1,371,629	28,279	230,002	11,105	91,735	1,272,746	16,277	12,002
Nuveen Winslow Large-Cap Growth Fund (Class R6)	25,446	1,107,780	142,854	210,000	(4,766)	61,619	1,097,487	7,917	134,937
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	168,904	2,050,884	73,577	90,000	2,175	(55,392)	1,981,244	73,576	—
Nuveen Core Bond Fund (Class R6)	1,993,901	19,649,580	920,977	611,011	(41,215)	(358,164)	19,560,167	409,151	—
Nuveen Core Plus Bond Fund (Class R6)	795,231	9,489,100	342,985	920,000	(36,397)	(32,724)	8,842,964	342,985	—
Nuveen High Yield Municipal Bond Fund (Class R6)	292,294	5,279,230	280,298	320,000	8,579	(191,416)	5,056,691	280,300	—
Nuveen Inflation Protected Securities Fund (Class R6)	502,493	2,528,774	3,372,795	210,000	(2,184)	8,880	5,698,265	72,796	—
Nuveen Preferred Securities and Income Fund (Class R6)	—	516,811	16,372	533,578	27,554	(27,159)	—	16,650	—
Nuveen Short Term Bond Fund (Class R6)	1,579,946	9,876,016	9,808,030	4,055,000	(44,711)	57,128	15,641,463	228,031	—
Nuveen Strategic Income Fund (Class R6)	19,932	6,645,499	240,858	6,590,000	71,556	(154,246)	213,667	240,867	—
Nuveen Symphony Credit Opportunities Fund (Class R6)	—	751,509	35,939	805,756	1,237	17,071	—	36,496	—
Total		$99,757,890	$16,888,171	$28,876,891	$(1,223,402)	$2,948,026	$89,493,794	$2,253,320	$1,242,600

64	NUVEEN

Nuveen Strategy Growth Allocation Fund

Description	Shares as of 8/31/17	Value as of 8/31/16	Purchases	Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/17	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Absolute Return Funds
Nuveen Tactical Market Opportunities Fund (Class I)	—	$ 12,106,115	$—	$11,781,528	$(1,141,509)	$816,922	$—	$—	$—
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	798,481	11,968,649	1,872,558	1,450,000	(56,577)	(141,831)	12,192,799	223,845	1,648,714
Nuveen Global Infrastructure Fund (Class R6)	162,402	1,637,643	128,734	—	—	104,490	1,870,867	112,947	14,122
Nuveen International Growth Fund (Class R6)	184,414	8,076,548	—	1,300,000	(101,432)	1,555,294	8,230,410	—	—
Nuveen Large Cap Core Fund (Class R6)	188,163	6,188,686	54,320	1,200,000	122,692	729,447	5,895,145	54,320	—
Nuveen Large Cap Growth Opportunities Fund (Class R6)	128,372	4,457,331	506,102	750,000	(350)	417,301	4,630,384	3,591	502,512
Nuveen Large Cap Select Fund (Class I)	337,162	8,490,862	54,146	1,450,000	216,655	1,586,033	8,897,696	54,146	—
Nuveen Large Cap Value Fund (Class R6)	219,640	6,307,887	92,356	1,450,000	69,511	717,238	5,736,992	92,356	—
Nuveen NWQ International Value Fund (Class I)	317,339	8,278,357	167,234	1,300,000	(184,105)	1,013,235	7,974,721	167,234	—
Nuveen NWQ Large-Cap Value Fund (Class I)	723,663	6,044,152	576,244	1,075,000	(499,967)	620,852	5,666,281	112,598	463,646
Nuveen Real Asset Income Fund (Class R6)	80,701	1,834,648	95,321	2,207	—	40,529	1,968,291	93,114	—
Nuveen Real Estate Securities Fund (Class R6)	123,000	2,822,865	270,044	—	—	(290,976)	2,801,933	134,405	135,638
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	117,834	4,401,107	80,681	300,000	84,571	364,508	4,630,867	80,681	—
Nuveen Small Cap Growth Opportunities Fund (Class R6)	196,076	5,672,893	20,535	1,050,000	(43,428)	694,063	5,294,063	—	22,200
Nuveen Small Cap Select Fund (Class I)	145,858	1,578,373	141,352	—	—	23,282	1,743,007	4,872	136,480
Nuveen Small Cap Value Fund (Class R6)	206,437	5,784,320	140,251	1,300,000	255,873	131,857	5,012,301	95,735	44,517
Nuveen Symphony International Equity Fund (Class I)	213,346	4,163,922	57,447	600,000	(25,445)	865,133	4,461,057	57,447	—
Nuveen Symphony Large-Cap Growth Fund (Class I)	119,045	4,609,398	296,952	800,000	44,823	439,195	4,590,368	24,123	272,830
Nuveen Symphony Low Volatility Equity Fund (Class R6)	189,908	5,966,288	140,738	825,000	(4,216)	502,976	5,780,786	81,009	59,730
Nuveen Winslow Large-Cap Growth Fund (Class R6)	108,906	4,585,860	616,695	800,000	35,104	259,469	4,697,128	34,560	582,134
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	72,769	844,557	31,562	—	—	(22,538)	853,581	31,562	—
Nuveen Core Bond Fund (Class R6)	290,825	2,850,444	72,835	12,673	—	(57,616)	2,852,990	60,042	—
Nuveen Core Plus Bond Fund (Class R6)	243,613	2,623,881	100,349	—	—	(15,249)	2,708,981	100,349	—
Nuveen High Yield Municipal Bond Fund (Class R6)	496,082	9,045,555	481,069	625,000	1,159	(320,569)	8,582,214	478,433	—
Nuveen Inflation Protected Securities Fund (Class R6)	126,517	—	1,416,950	—	—	17,751	1,434,701	16,950	—
Nuveen Preferred Securities and Income Fund (Class R6)	—	2,187,418	69,578	2,256,923	112,488	(112,561)	—	72,684	—
Nuveen Short Term Bond Fund (Class R6)	1,509,984	5,939,417	10,382,427	1,400,000	(14,542)	41,543	14,948,845	201,427	—
Nuveen Strategic Income Fund (Class R6)	—	1,256,884	29,215	1,263,930	(16,268)	(5,901)	—	29,216	—
Nuveen Symphony Credit Opportunities Fund (Class R6)	—	1,827,072	85,424	1,963,816	(31,537)	82,857	—	88,153	—
Total		$141,551,132	$17,981,119	$34,956,077	$(1,176,500)	$10,056,734	$133,456,408	$2,505,799	$3,882,523

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Sales charges collected (Unaudited)	$45,506	$95,085	$42,988	$76,971
Paid to financial intermediaries (Unaudited)	39,837	83,298	37,806	67,448

The Distributor also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Commission advances (Unaudited)	$2,999	$15,881	$7,214	$6,025

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
12b-1 fees retained (Unaudited)	$3,907	$18,208	$9,285	$8,350

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

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Notes to Financial Statements (continued)

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
CDSC retained (Unaudited)	$1,377	$7,801	$3,310	$715

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

66	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National

Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
% QDI	65.2%	32.5%	11.7%	63.2%
% DRD	46.5%	22.5%	8.0%	46.9%

Long-Term Capital Gain Distributions: The following Funds hereby designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table, or if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2017:

		Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Growth Allocation
Long-tern capital gain dividends		$1,699,389	$3,991,686	$3,808,127

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Mini MSCI EAFE Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks more than 1,100 companies in more than 20 developed markets across Europe, Australasia and the Far East. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Mini MSCI Emerging Markets Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks more than 20 emerging markets around the globe and offers low correlations to developed market indices. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

68	NUVEEN

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NASDAQ-100 E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the top 100 large-cap, non-financial issues in The NASDAQ Stock Market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® E-Mini Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the performance of the 2,000 smallest companies in the Russell 3000® Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 500 of the leading large-cap U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P MidCap 400® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 400 medium-sized U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	69

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as

70	NUVEEN

overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

NUVEEN	71

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Strategy Aggressive Growth Allocation Fund (the “Aggressive Growth Allocation Fund”), the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile in the one- and three-year periods and first quartile in the five-year period. The Board, however, recognized that the Adviser classified the peer group as low in relevancy. The Board further considered the Fund’s positive absolute return over the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Strategy Balanced Allocation Fund (the “Balanced Allocation Fund”), the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group in the recent one-year period, the Fund ranked in the third quartile in the three- and five-year periods. The Board also noted the Fund’s positive absolute return over the one-, three- and five-year periods. The Board considered that the Fund’s general underweight to equities along with a higher relative allocation to international stocks and exposure to commodities and the Nuveen Tactical Market Opportunities Fund detracted from the Fund’s relative peer and benchmark performance. The Board noted that the Fund’s relative performance improved in the first quarter of 2017, ranking in the third quartile in its Performance Peer Group for such period. The Board was satisfied with the Adviser’s explanation of performance and with the Fund’s overall performance.

For Nuveen Strategy Conservative Allocation Fund (the “Conservative Allocation Fund”), the Board noted that the Fund underperformed its benchmark in the one-, three- and five-year periods and ranked in its Performance Peer Group in the fourth quartile for the one- and three-year periods and third quartile for the five-year period. The Board also noted the Fund’s positive absolute return over the one-, three- and five-year periods. The Board considered that the Fund’s general underweight to equities along with a higher relative allocation to international stocks and exposure to commodities and the Nuveen Tactical Market Opportunities Fund detracted from the Fund’s relative peer and benchmark performance. The Board noted the Fund’s relative performance improved in the first quarter of 2017 ranking in second quartile for such period. The Board was satisfied with the Adviser’s explanation of the Fund’s performance and investment strategy and will continue to monitor this Fund closely.

For Nuveen Strategy Growth Allocation Fund (the “Growth Allocation Fund”), the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile in such periods. The Board also noted the Fund’s positive absolute returns for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized that the Funds operated as fund-of-funds and therefore indirectly paid a portion of the expenses incurred by the underlying funds, including advisory fees (the “indirect expenses”). The Independent Board Members therefore reviewed, among other things, each Fund’s gross and net management fees, indirect expenses, and net total expense ratio (including indirect expenses). The Board considered that the net total expense ratio is most reflective of the investors’ net experience in a Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

72	NUVEEN

With respect to the Funds, the Independent Board Members noted the following:

With respect to the Aggressive Growth Allocation Fund, the Fund did not incur a net management fee after taking into account fee waivers and expense reimbursements for the last fiscal year and had a net total expense ratio below its Peer Group net expense average.

With respect to the Balanced Allocation Fund, the Fund’s net management fee was in line with the average net management fee of the Peer Group. The Independent Board Members further noted that the Fund’s net total expense ratio was higher than the Peer Group net expense average generally due to the indirect expenses from the underlying funds as well as changes in the composition of the Peer Group. The Independent Board Members were satisfied with the explanation of the differential.

With respect to the Conservative Allocation Fund, the Independent Board Members noted that the Fund’s net management fee and net total expense ratio were below the averages of the Peer Group.

With respect to the Growth Allocation Fund, the Independent Board Members noted that the Fund’s net management fee was below the Peer Group net management fee average and its net total expense ratio was in line with the average net total expense ratio of its Peer Group.

In addition, the Independent Board Members recognized that many of the underlying funds may be advised by the Adviser and sub-advised by an affiliated person of the Adviser. Accordingly, the Adviser and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

In their evaluation of the management fee schedule for the Nuveen funds, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules (if any), as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

NUVEEN	73

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees for the Nuveen funds, the Independent Board Members considered whether there will be any economies of scale that may be realized by a fund adviser as a fund grows and the extent to which these economies were shared with the funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways a fund adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

74	NUVEEN

Notwithstanding the foregoing, the Independent Board Members noted that the Funds do not have breakpoint schedules given their unique nature. Additionally, the Funds are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless would benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year for the Nuveen funds. The Independent Board Members noted that economies of scale were or would be shared with shareholders of the Funds through their temporary expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders. The Independent Board Members also concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	75

Directors

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at twelve. None of the directors who are not “interested” persons of the Funds (referred to herein as “independent directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

76	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

NUVEEN	77

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	90
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	176
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	176

78	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	176
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	176
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	176
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	176
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	176
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	176
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	176
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	176

NUVEEN	79

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	176

(1)	Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

80	NUVEEN

Notes

NUVEEN	81

Notes

82	NUVEEN

Notes

NUVEEN	83

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FAA-0817D        281372-INV-Y-10/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended August 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	18,542	1,371	4,845	0
Nuveen Strategy Balanced Allocation Fund	18,553	1,371	4,390	0
Nuveen Strategy Conservative Allocation Fund	18,540	1,371	2,845	0
Nuveen Strategy Growth Allocation Fund	18,544	1,371	4,845	0

Total	$74,179	$5,484	$16,925	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	17,946	0	2,760	0
Nuveen Strategy Balanced Allocation Fund	17,962	0	2,760	0
Nuveen Strategy Conservative Allocation Fund	17,943	0	2,760	0
Nuveen Strategy Growth Allocation Fund	17,950	0	2,760	0

Total	$71,801	$0	$11,040	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	4,845	0	0
Nuveen Strategy Balanced Allocation Fund	4,390	0	0
Nuveen Strategy Conservative Allocation Fund	2,845	0	0
Nuveen Strategy Growth Allocation Fund	4,845	0	0

Total	$16,925	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	2,760	0	0
Nuveen Strategy Balanced Allocation Fund	2,760	0	0
Nuveen Strategy Conservative Allocation Fund	2,760	0	0
Nuveen Strategy Growth Allocation Fund	2,760	0	0

Total	$11,040	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: November 8, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 8, 2017